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                                                                    Exhibit 10.2

                                                                  Execution Copy

                              KELLY SERVICES, INC.

                        THE FOREIGN SUBSIDIARY BORROWERS

                                   ----------

                                 LOAN AGREEMENT

                            dated as of June 24, 2003

                                   ----------

                             BANK ONE, NA, as Agent

                                       and

                            THE LENDERS PARTY HERETO

                                   ----------

                         BANC ONE CAPITAL MARKETS, INC.,

                                   as Arranger



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                                TABLE OF CONTENTS

ARTICLE I    DEFINITIONS ......................................................1

ARTICLE II   THE CREDITS .....................................................19
             2.1   The Commitments ...........................................19
             2.2   Repayment of Loans; Evidence of Debt; Types of Advances ...23
             2.3   Procedures for Borrowing ..................................23
             2.4   Termination or Reduction of Commitments ...................24
             2.5   Determination of Dollar Amounts ...........................24
             2.6   Facility and Agent Fees ...................................25
             2.7   Optional and Mandatory Principal Payments on All Loans ....25
             2.8   Conversion and Continuation of Outstanding Advances .......25
             2.9   Interest Rates, Interest Payment Dates;
                   Interest and Fee Bases ....................................26
             2.10  Rates Applicable After Default ............................26
             2.11  Pro Rata Payment, Method of Payment .......................27
             2.12  Telephonic Notices ........................................27
             2.13  Notification of Advances, Interest Rates, Prepayments
                   and Commitment Reductions .................................28
             2.14  Lending Installations .....................................28
             2.15  Non-Receipt of Funds by the Agent .........................28
             2.16  Swing Line Loans ..........................................28
             2.17  Application of Payments with Respect to Defaulting
                   Lenders ...................................................29
             2.18  Advances after the EMU Commencement Date ..................30
             2.19  Facility LCs ..............................................30

ARTICLE III  CHANGE IN CIRCUMSTANCES .........................................34
             3.1   Yield Protection ..........................................34
             3.2   Changes in Capital Adequacy Regulations ...................34
             3.3   Availability of Types of Advances .........................35
             3.4   Funding Indemnification ...................................35
             3.5   Lender Statements; Survival of Indemnity ..................35
             3.6   Taxes .....................................................36
             3.7   Substitution of Lender ....................................38

ARTICLE IV   CONDITIONS PRECEDENT ............................................38
             4.1   Closing Conditions ........................................39
             4.2   Each Advance ..............................................40

ARTICLE V    REPRESENTATIONS AND WARRANTIES ..................................40
             5.1   Corporate Existence and Standing ..........................40
             5.2   Authorization and Validity ................................40
             5.3   No Conflict; Government Consent ...........................40
             5.4   Financial Statements ......................................41
             5.5   Material Adverse Change ...................................41
             5.6   Taxes .....................................................41
             5.7   Litigation and Contingent Obligations .....................41
             5.8   Subsidiaries ..............................................41

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             5.9   ERISA .....................................................42
             5.10  Accuracy of Information ...................................42
             5.11  Regulations T, U and X ....................................42
             5.12  Compliance with Laws ......................................42
             5.13  Plan Assets; Prohibited Transactions ......................42
             5.14  Environmental Matters .....................................42
             5.15  Investment Company Act ....................................43
             5.16  Public Utility Holding Company Act ........................43
             5.17  Foreign Subsidiary Borrowers ..............................43
             5.18  Ownership of Properties ...................................43
             5.19  Reportable Transaction ....................................43

ARTICLE VI   COVENANTS .......................................................43
             6.1   Financial Reporting .......................................43
             6.2   Use of Proceeds ...........................................44
             6.3   Notice of Default .........................................44
             6.4   Conduct of Business .......................................45
             6.5   Taxes .....................................................45
             6.6   Insurance .................................................45
             6.7   Compliance with Laws ......................................45
             6.8   Maintenance of Properties .................................45
             6.9   Inspection ................................................45
             6.10  Merger ....................................................45
             6.11  Sale of Assets ............................................46
             6.12  Investments and Acquisitions ..............................46
             6.13  Liens and Subsidiary Indebtedness .........................47
             6.14  Affiliates ................................................48
             6.15  Leverage Ratio ............................................48
             6.16  Interest Coverage Ratio ...................................48
             6.17  Financial Contracts .......................................48

ARTICLE VII  DEFAULTS ........................................................48

ARTICLE VIII ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES ..................50
             8.1   Acceleration ..............................................50
             8.2   Amendments ................................................51
             8.3   Preservation of Rights ....................................52

ARTICLE IX   GUARANTEE .......................................................52
             9.1   Guarantee .................................................52
             9.2   No Subrogation ............................................53
             9.3   Amendments, etc. with respect to the Obligations;
                   Waiver of Rights ..........................................53
             9.4   Guarantee Absolute and Unconditional ......................54
             9.5   Reinstatement .............................................54
             9.6   Payments ..................................................55

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ARTICLE X    GENERAL PROVISIONS ..............................................55
             10.1  Survival of Representations ...............................55
             10.2  Governmental Regulation ...................................55
             10.3  Taxes .....................................................55
             10.4  Headings ..................................................55
             10.5  Entire Agreement ..........................................55
             10.6  Several Obligations; Benefits of this Agreement ...........55
             10.7  Expenses; Indemnification .................................55
             10.8  Numbers of Documents ......................................56
             10.9  Accounting ................................................56
             10.10 Severability of Provisions ................................56
             10.11 Nonliability of Lenders ...................................56
             10.12 Confidentiality ...........................................57
             10.13 Nonreliance ...............................................57

ARTICLE XI   THE AGENT; ETC ..................................................58
             11.1  Appointment; Nature of Relationship .......................58
             11.2  Powers ....................................................58
             11.3  General Immunity ..........................................58
             11.4  No Responsibility for Loans, Recitals, etc ................58
             11.5  Action on Instructions of Lenders .........................59
             11.6  Employment of Agents and Counsel ..........................59
             11.7  Reliance on Documents; Counsel ............................59
             11.8  Agent's Reimbursement and Indemnification .................59
             11.9  Notice of Default .........................................59
             11.10 Rights as a Lender ........................................60
             11.11 Lender Credit Decision ....................................60
             11.12 Successor Agent ...........................................60
             11.13 Delegation to Affiliates ..................................60
             11.14 Arranger ..................................................61

ARTICLE XII  SETOFF; ADJUSTMENTS AMONG LENDERS ...............................61
             12.1  Setoff ....................................................61
             12.2  Ratable Payments ..........................................61

ARTICLE XIII  BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS ..............61

             13.1  Successors and Assigns ....................................61
             13.2  Participations ............................................62
                   13.2.1   Permitted Participants; Effect ...................62
                   13.2.2.  Voting Rights ....................................62
                   13.2.3.  Benefit of Setoff ................................62
             13.3  Assignments ...............................................62
                   13.3.1.  Permitted Assignments ............................62
                   13.3.2.  Effect; Effective Date ...........................63
             13.4  Dissemination of Information ..............................63
             13.5  Tax Treatment .............................................63

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ARTICLE XIV  NOTICES .........................................................64
             14.1  Notices ...................................................64
             14.2  Change of Address .........................................64

ARTICLE XV   COUNTERPARTS ....................................................64

ARTICLE XVI  CHOICE OF LAW, CONSENT TO JURISDICTION, WAIVER OF JURY TRIAL,
             JUDGMENT CURRENCY ...............................................64
             16.1  Choice of Law .............................................64
             16.2  Waiver of Jury Trial ......................................64
             16.3  Submission to Jurisdiction; Waivers .......................65
             16.4  Acknowledgments ...........................................65
             16.5  Power of Attorney .........................................66
             16.6  Judgment ..................................................66

EXHIBITS

--------

EXHIBIT A - PRICING SCHEDULE

EXHIBIT B - JOINDER AGREEMENT

EXHIBIT C - REVOLVING CREDIT NOTE

EXHIBIT D - NOTICE OF DRAWDOWN

EXHIBIT E - OPINION OF COUNSEL

EXHIBIT F - COMPLIANCE CERTIFICATE

EXHIBIT G - ASSIGNMENT AGREEMENT

EXHIBIT H - ALTERNATE CURRENCY ADDENDUM

SCHEDULES

---------

SCHEDULE 1.1(a) COMMITMENTS

SCHEDULE 1.1(b) FOREIGN SUBSIDIARY BORROWERS

SCHEDULE 2.16   SWING LINE LOAN NOTICE

SCHEDULE 5.7    LITIGATION

SCHEDULE 5.8    SIGNIFICANT SUBSIDIARIES

                                       iv

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     THIS LOAN AGREEMENT (this "Agreement"), dated as of June 24, 2003, among
KELLY SERVICES, INC., a Delaware corporation (the "Company"), the FOREIGN SUBSIDIARY BORROWERS (as hereinafter defined) from time to time parties hereto (together with the Company, the "Borrowers"), the lenders from time to time parties hereto (together with any Transferees, the "Lenders"), and BANK ONE, NA, a national banking association with its main office in Chicago, Illinois, as Agent.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                                   -----------

     Defined Terms. As used in this Agreement, the following terms shall have the following meanings:


     "Acquisition" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Company or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation, partnership, limited liability company or other business entity, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

     "Advance" means a Revolving Credit Advance, an Alternate Currency Advance or a Swing Line Loan.

     "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

     "Agent" means Bank One, NA in its capacity as contractual representative of the Lenders pursuant to Article XI, and not in its individual capacity as a Lender, and any successor Agent appointed pursuant to Article XI.

     "Aggregate Alternate Currency Commitments" means, at any time, the aggregate of the Alternate Currency Commitments of the Lenders.


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     "Aggregate Available Revolving Credit Commitments" means as at any date of determination with respect to all Lenders, an amount equal to the Available Revolving Credit Commitments of all Lenders on such date.

     "Aggregate Commitments" shall mean the aggregate amount of the Commitments of all Lenders.

     "Aggregate Outstanding Credit Exposure" means, at any time, the aggregate of the Outstanding Credit Exposure of all the Lenders.

     "Aggregate Outstanding Revolving Credit Exposure" means as at any date of determination with respect to any Lender, the sum of (i) the U.S. Dollar Equivalent on such date of the aggregate unpaid principal amount of such Lender's Revolving Credit Loans on such date, plus (ii) the U.S. Dollar Equivalent on such date of the amount of such Lender's Pro Rata Share of the LC Obligations on such date, plus (iii) the U.S. Dollar Equivalent on such date of the amount of such Lender's Pro Rata Share of the aggregate unpaid principal amount of Swing Line Loans on such date.

     "Aggregate Revolving Credit Commitments" means the aggregate amount, stated in U.S. Dollars, of the Revolving Credit Commitments of all Lenders.

     "Agreement" means this loan agreement, as it may be amended or modified and in effect from time to time.

     "Agreement Accounting Principles" means generally accepted accounting principles as in effect on the Effective Date in the United States, applied in a manner consistent with the audited consolidated financial statements of the Company and its Subsidiaries for the fiscal year ending December 29, 2002; provided, however, that, if any changes in generally accepted accounting principles are required and adopted by the Company or its Subsidiaries with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any financial covenants, tests, restrictions or standards herein or in the related definitions or terms used therein ("Accounting Changes"), the Agent, at the Company's request, will enter into negotiations, in good faith, in order to amend such provisions in a credit- neutral manner so as to reflect equitably such changes with the desired result that the criteria for evaluating the Company's and its Subsidiaries' financial condition and results shall be the same in all material respects after such changes as if such changes had not been made; provided that any such amendments shall be reasonably satisfactory to the Required Lenders. In the event such amendment is entered into, all references in this Agreement to Agreement Accounting Principles shall mean generally accepted accounting principles as of the date of such amendment. After the occurrence of any accounting change but until such time as such amendment has been entered into, all financial statements and other financial reports required to be delivered under this Agreement shall be prepared and delivered in accordance with Agreement Accounting Principles.

     "Agreement Currency" is defined in Section 16.6.

     "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of the Federal Funds Effective Rate for such day plus 1/2% per annum.

     "Alternate Currency" means any currency which the Company requests the Agent to include as an Alternate Currency hereunder and which is acceptable to one-hundred percent (100%) of the applicable Alternate Currency Lenders for such Alternate Currency Facility; and with respect to which an Alternate Currency Addendum has been executed among the Company, a Borrowing Subsidiary, one or more Alternate Currency Lenders and the Agent in connection therewith.

     "Alternate Currency Addendum" means a schedule and addendum entered into among the

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Company, a Borrowing Subsidiary, one or more Alternate Currency Lenders and the
Agent, in form and substance satisfactory to the Agent, the Company, such Borrowing Subsidiary and such Alternate Currency Lenders party thereto but in substantially the form of Exhibit H hereto.

     "Alternate Currency Advance" means a borrowing hereunder (or a continuation thereof) consisting of the several Alternate Currency Loans made in the same Alternate Currency on the same Borrowing Date (or the date of continuation) by the Alternate Currency Lenders for the same Interest Period.

     "Alternate Currency Commitment" means, for each Alternate Currency Lender for each Alternate Currency, the obligation of such Alternate Currency Lender to make Alternate Currency Loans not exceeding the U.S. Dollar Equivalent set forth in the applicable Alternate Currency Addendum, as such amount may be modified from time to time pursuant to the terms of this Agreement and the applicable Alternate Currency Addendum. The Alternate Currency Commitment of each Alternate Currency Lender for each Alternate Currency Facility is set forth on Schedule 1.1(a), as amended, modified, substituted or replaced from time to time.

     "Alternate Currency Facility" means each credit facility established pursuant to Sections 2.1(b) and (d).

     "Alternate Currency Lender" means any Lender (including any Applicable Lending Installation) party to an Alternate Currency Addendum.

     "Alternate Currency Loan" means any Loan denominated in an Alternate Currency made by an Alternate Currency Lender to a Borrower pursuant to this Agreement and the applicable Alternate Currency Addendum (being, for the avoidance of doubt, such Lender's portion of an Alternate Currency Advance).

     "Alternate Currency Share" means, with respect to any Alternate Currency Lender for any particular Alternate Currency, the percentage obtained by dividing (a) such Alternate Currency Lender's Alternate Currency Commitment at such time as set forth in the applicable Alternate Currency Addendum by (b) the aggregate of the Alternate Currency Commitments at such time of all Alternate Currency Lenders with respect to such Alternate Currency as set forth in the applicable Alternate Currency Addendum.

     "Applicable Fee Rate" means, at any time, the percentage rate per annum at which facility fees are accruing on the Aggregate Commitment (without regard to usage) at such time as set forth in the Pricing Schedule.

     "Applicable Lending Installation" shall mean, with respect to any Lender, any office(s), agency(ies), branch(es), Subsidiary(ies) or Affiliate(s) of such Lender selected by such Lender and notified to the Company and the Agent by such Lender from time to time and, with respect to the Agent, any office(s), agency(ies), branch(es), Subsidiary(ies) or Affiliate(s) of the Agent selected by the Agent and notified to the Company from time to time.

     "Applicable Margin" means, with respect to Advances of any Type at any time, the facility fee or the LC Fee, as the case may be, the percentage rate per annum which is applicable at such time as set forth in the Pricing Schedule.

     "Arranger" means Banc One Capital Markets, Inc. a Delaware corporation and its successors.

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     "Article" means an article of this Agreement unless another document is specifically referenced.

     "Assignment" is defined in Section 13.3.1.

     "Associated Costs Rate" means, in relation to each Advance, the percentage rate from time to time determined by the Agent (in its sole discretion) as reflecting the cost, loss or difference in return which would be suffered or incurred by the Agent (and/or such Lender or Lenders as it may from time to time determine) (if the Agent or such Lender or Lenders funded such Advance) as a result of:

     (a) funding (at LIBOR and on a match funded basis) any special deposit or cash ratio deposit required to be placed with the Bank of England (or any other authority which replaces all or any of its functions); and/or

     (b) any charge imposed by the Financial Services Authority (or any other authority which replaces all or any of its functions),

in respect of Eligible Liabilities (assuming these to be in excess of any stated minimum) which relate to funding such Advance.

     "Australian Dollars" and "AUS$" means the lawful currency of the Commonwealth of Australia.

     "Authorized Officer" means, with respect to any Borrower, any of the chief executive officer, the chief financial officer, the treasurer or the assistant treasurer of such Borrower or any person designated by any of the foregoing in writing to the Agent from time to time to act on behalf of such Borrower, in each case, acting singly.

     "Available Aggregate Commitment" means, at any time, the Aggregate Commitments then in effect minus the Aggregate Outstanding Credit Exposure at such time.

     "Available Alternate Currency Commitment" means at any date of determination with respect to any Alternate Currency Lender under any Alternate Currency Facility as set forth in the applicable Alternate Currency Addendum, the excess, if any, of (a) the U.S. Dollar Equivalent of such Alternate Currency Lender's Commitment under such Alternate Currency Facility in effect on such date over (b) the U.S. Dollar Equivalent of the aggregate principal amount of Alternate Currency Loans outstanding owing to such Alternate Currency Lender under such Alternate Currency Facility on such date.

     "Available Revolving Credit Commitment" means as at any date of determination with respect to any Lender, an amount equal to the excess, if any, of (a) the amount of such Lender's Revolving Credit Commitment in effect on such date over (b) the Aggregate Outstanding Revolving Credit Exposure of such Lender on such date.

     "Bank One" means Bank One, NA, a national banking association.

     "Borrowers" is defined in the preamble hereto.

     "Borrowing Date" means any Business Day specified in a notice pursuant to
Section 2.3, 2.8 or 2.16 as a date on which a Borrower requests the Lenders to make or continue Loans or issue Facility LCs hereunder.

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     "Business Day" means (i) with respect to any borrowing, payment or rate selection of Eurocurrency Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire system and dealings in Dollars and other Eligible Currencies are carried on in the London interbank market (and, if the Advances which are the subject of such borrowing, payment or rate selection are denominated in Euro, a day upon which such clearing system as is reasonably determined by the Agent to be suitable for clearing or settlement of the Euro is open for business), (ii) with respect to any borrowing of any Swing Line Loan denominated in any currency other than Dollars, any day on which banks in London are open for general banking business, including dealings in foreign currency and exchange, and (iii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system.

     "Canadian Dollars" or "CDN$" means the lawful currency of the Dominion of Canada.

     "Capital Expenditures" means, without duplication, any expenditures for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with Agreement Accounting Principles.

     "Capital Stock" shall mean (i) in the case of any corporation, all capital stock and any securities exchangeable for or convertible into capital stock and any warrants, rights or other options to purchase or otherwise acquire capital stock or such securities or any other form of equity securities, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     "Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

     "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

     "Change in Control" means, subject to the exceptions contained in the next sentence, any Person or group of Persons (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) shall after the Effective Date either (a) acquire beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) in excess of 50% of the outstanding shares of voting stock of the Company or (b) obtain the power (whether or not exercised) to elect a majority of the Company's directors. A Change of Control shall not include any acquisition of beneficial ownership (as defined above) or the power to elect a majority of the Company's directors by any Person who is or group of Persons (as defined above) which include members of the Kelly Family or are acting for the benefit of members of the Kelly Family, nor shall Change of Control include any change in legal title to, or the trustee of, the Kelly Trust the shifting admission within or to or withdrawal from the Kelly Trust of any beneficiaries.

     "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified

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from time to time.

     "Collateral Shortfall Amount" is defined in Section 8.1.

     "Commitment" means, with respect to each Lender, the aggregate amount of such Lender's Revolving Credit Commitment and, as applicable, such Lender's Alternate Currency Commitments.

     "Company" is defined in the preamble hereto.

     "Computation Date" is defined in Section 2.5.

     "Condemnation" is defined in Section 7.8.

     "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person.

     "Contract" means, at any time, any contract between any Borrower or the Guarantor and an Obligor pursuant to or under which such Obligor shall be obligated to pay such Borrower or Guarantor for merchandise or services purchased by such Obligor.

     "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

     "Credit Extension" means the making of an Advance or the issuance or Modification of a Facility LC hereunder.

     "Credit Extension Date" means the Borrowing Date for an Advance or the issuance date for a Facility LC.

     "Default" means an event described in Article VII.

     "Defaulting Lender" means any Lender that (a) on any Borrowing Date fails to make available to the Agent such Lender's Loans required to be made to a Borrower on such Borrowing Date, (b) shall not have made a payment to the LC Issuer pursuant to Section 2.19.5 or to the Swing Line Lender pursuant to
Section 2.16(c) or (c) shall not have made a payment to the Agent pursuant to
Section 2.17. Once a Lender becomes a Defaulting Lender, such Lender shall continue as a Defaulting Lender until such time as such Defaulting Lender makes available to the Agent the amount of such Defaulting Lender's Loans and/or to the LC Issuer and/or the Swing Line Lender such payments requested by the LC Issuer or the Swing Line Lender together with all other amounts required to be paid to the Agent, the LC Issuer and/or the Swing Line Lender pursuant to this Agreement.

     "Designated Financial Officer" means, with respect to any Borrower, its chief financial officer, treasurer or assistant treasurer.

     "Dollar Amount" of any currency at any date shall mean (i) the amount of such currency if such currency is Dollars or (ii) the equivalent in Dollars of such amount if such currency is any currency other than Dollars, calculated at the Exchange Rate, on or as of the most recent Computation Date provided for

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in Section 2.5.

     "Dollars", "U.S. Dollars" and "$" means dollars in lawful currency of the United States of America.

     "Domestic Subsidiary" means each present and future Subsidiary of the Company which is not a Foreign Subsidiary.

     "EBITDA" means, for any period, the sum of (a) the consolidated net income (or loss) of the Company and its Subsidiaries for such period determined in conformity with Agreement Accounting Principles, plus (b) to the extent deducted in determining such net income, income taxes, Interest Expense, depreciation and amortization, minus (c) to the extent included in determining such net income, each of the following, without duplication: (i) the income of any Person (x) in which any Person other than the Company or any of its Subsidiaries has a joint interest or a partnership interest or other ownership interest and (y) the Company or any of its Subsidiaries does not control the Board of Directors or other governing body of such Person or does not otherwise control the declaration of a dividend or other distribution, except to the extent of the amount of dividends or other distributions actually paid to the Company or any of its Subsidiaries by such Person during such period, (ii) the income of any Person accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with the Company or any of its Subsidiaries or that Person's assets are acquired by the Company or any of its Subsidiaries, (iii) gains or losses from the sale, exchange, transfer or other disposition of property or assets not in the ordinary course of business of the Company and its Subsidiaries, and related tax effects in accordance with Agreement Accounting Principles, (iv) any other extraordinary or non-recurring gains or other income not from the continuing operations of the Company or its Subsidiaries, and related tax effects in accordance with Agreement Accounting Principles and (v) the income of any Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary and such income exceeds $500,000 in any fiscal year for such Subsidiary, plus (d) any extraordinary or non-recurring non-cash losses not from the continuing operations of the Company and its Subsidiaries, and related tax effects, in accordance with Agreement Accounting Principles.

     "Economic and Monetary Union" or "EMU" shall mean the Economic and Monetary Union of the European Union.

     "Effective Date" means the later of (a) date on which the conditions precedent set forth in Section 4.1 are satisfied and (b) June 27, 2003.

     "Eligible Currency" shall mean any currency that is freely transferable and freely convertible into Dollars, which is available in the London Interbank Market and in respect of which the U.S. Dollar Equivalent may be readily calculated. If currency control or other exchange regulations are imposed in the country in which such currency is issued with the result that different types of such currency are introduced, such country's currency is, in the determination of the Agent, no longer readily available or freely traded or as to which, in the determination of the Agent, a Dollar Equivalent is not readily calculable, then the Agent shall promptly notify the Company, and such country's currency shall no longer be an Eligible Currency until such time as the Agent agrees to reinstate such country's currency as an Eligible Currency and promptly, but in any event within five (5) Business Days of receipt of such notice from the Agent, the Borrowers with respect to such Eligible Currency shall repay all Loans in such affected currency or convert such Loans into Loans in Dollars or an Eligible Currency, as applicable, subject to the other terms of this Agreement.

     "Eligible Liabilities" means eligible liabilities as defined under or pursuant to the Bank of England Act 1998 or by the Bank of England (as may be appropriate) for the time being.

     "EMU Legislation" means legislative measures of the European Council for the introduction of changeover to or operation of a single or unified European currency (whether known as the euro or otherwise), being in part the implementation of the third stage of the EMU.

     "Environmental Laws" means, with respect to any Borrower or Guarantor, any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (a) the protection of the environment, (b) the effect of the environment on human health, (c) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (d) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof, in each case, applicable to such Borrower or Guarantor or their respective Property.

     "ERISA" means the Employee Retirement Income Security Act of l974, as amended from time to time, and any rule or regulation issued thereunder.

     "Euro" and/or "EUR" means the euro referred to in Council Regulation (EC) No. 1103/97 dated June 17, 1997 passed by the Council of the European Union, or, if different, the then lawful currency of the member states of the European Union that participate in the third stage of EMU.

     "Eurocurrency Advance" means an Advance which bears interest at the applicable Eurocurrency Rate.

     "Eurocurrency Loan" means a Loan which bears interest at the applicable Eurocurrency Rate.

     "Eurocurrency Reference Rate" means, with respect to a Eurocurrency Advance for the relevant Interest Period, the applicable British Bankers' Association LIBOR rate for deposits in the applicable Eligible Currency as reported by any generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided that, if no such British Bankers' Association LIBOR rate is available for any Eligible Currency, the applicable Eurocurrency Reference Rate for the relevant Interest Period shall instead be the rate determined by the Agent to be the arithmetic average of the rate reported to the Agent by each Reference Lender as the rate at which such Reference Lender offers to place deposits in the applicable Eligible Currency with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of such Reference Lender's relevant Eurocurrency Loan and having a maturity equal to such Interest Period. If any Reference Lender fails to provide such quotation to the Agent, then the Agent shall determine the Eurocurrency Reference Rate on the basis of the quotations of the remaining Reference Lender(s). As of the Effective Date, such alternate rate calculation set forth in the proviso of this definition shall be applicable with respect to the following currencies: Norwegian Krona and Swedish Krona.

     "Eurocurrency Rate" means, with respect to a Eurocurrency Advance for the relevant Interest Period, the sum of (i) the quotient of (a) the Eurocurrency Reference Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such

Interest Period, if any, plus (ii) the Applicable Margin, plus (iii) for Loans booked in the United Kingdom, the Associated Costs Rate.

     "Euro Implementation Date" means January 1, 1999.

     "Exchange Rate" means the Agent's spot rate of exchange in the interbank market where its foreign currency exchange operations in respect of such non-U.S. Dollar currency are then being conducted, at or about 10:00 A.M., Chicago time, on such date for the purchase of U.S. Dollars with such non-U.S. Dollar currency, for delivery three Business Days later; provided, that if at the time of any such determination, no such spot rate can reasonably be quoted, the Agent may use any reasonable method as it deems applicable to determine such rate, and such determination shall be conclusive absent manifest error.

     "Facility LC" is defined in Section 2.19.1.

     "Facility LC Application" is defined in Section 2.19.3.

     "Facility LC Collateral Account" is defined in Section 2.19.11.

     "Facility Termination Date" means the earlier to occur of (a) June 24, 2006 or (b) the date on which the Commitments are terminated pursuant to Article VIII.

     "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

     "Financial Contract" of a Person means (a) any exchange-traded or over-the-counter futures, forward, swap or option contract or other financial instrument with similar characteristics or (b) any Rate Hedging Agreement.

     "Floating Rate" means, for any day, a rate per annum equal to the Alternate Base Rate for such day, in each case changing when and as the Alternate Base Rate changes.

     "Floating Rate Advance" means an Advance which bears interest at the Floating Rate.

     "Floating Rate Loan" means a Loan which bears interest at the Floating
Rate.

     "Foreign Currency" means any Foreign Syndicated Currency or Alternate Currency.

     "Foreign Subsidiary" means each Subsidiary organized under the laws of a jurisdiction outside of the United States.

     "Foreign Subsidiary Borrower" means each Wholly-Owned Foreign Subsidiary listed as a Foreign Subsidiary Borrower in Schedule 1.1(b) as amended from time to time in accordance with Section 8.2.2.

     "Foreign Syndicated Currency" shall mean any currency which is an Eligible Currency and which has been approved by the Lenders; provided, that, subject to the terms of this Agreement (including without limitation Section 3.3), Pounds Sterling, Euro, Canadian Dollars, Australian Dollars, Japanese Yen, Swiss Francs, Danish Krona, Norwegian Krona, Swedish Krona and New Zealand Dollars shall be deemed approved by the Lenders.

     "Governmental Authority" means any nation or government, any state, or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guarantor" means with respect to the Obligations of the Foreign Subsidiary Borrowers, the Company.

     "Guaranty" means the guarantee contained in Article IX, including any amendment, modification, renewal or replacement of such guaranty agreement.

     "Indebtedness" of a Person means, without duplication, such Person's (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of Property or services (other than accounts payable and/or accrued expenses arising in the ordinary course of such Person's business payable in accordance with customary practices), (c) obligations, whether or not assumed, secured by Liens on property now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances, or other instruments (other than Financial Contracts), (e) Capitalized Lease Obligations,
(f) all reimbursement and similar obligations under outstanding letters of credit, bankers acceptances, surety bonds or similar instruments in respect of drafts or other claims which may be presented or have been presented and have not yet been paid, (g) the aggregate outstanding amount of all Off Balance Sheet Liabilities, based on the aggregate outstanding amounts sold, signed, discounted or otherwise transferred or financed, whether or not shown as a liability on a consolidated balance sheet of the Company and its Subsidiaries, including without limitation, all Receivables Transaction Attributed Indebtedness, and (h) all Contingent Liabilities of such Person with respect to or relating to Indebtedness of others the same as those described in clauses (a) through (g) of this definition. For purposes of this definition, there shall be excluded from "Indebtedness" (x) standby letters of credit, bank guaranties, surety bonds and similar instruments which are issued in connection with workers compensation obligations or other statutory or governmental obligations up to an aggregate amount of $75,000,000 and (y) any transaction or series of transactions that may be entered into only between the Company and/or any Subsidiary of the Company and any Subsidiary of the Company to which the Company and/or any Subsidiary of the Company may sell, convey or otherwise transfer any of its accounts or notes receivable or any rights related thereto. All such other instruments shall be included in the calculation of "Indebtedness".

     "Interest Coverage Ratio" means, as of the end of any fiscal quarter, the ratio of (a) EBITDA to (b) Interest Expense, in each case calculated for the four consecutive fiscal quarters then ending, on a consolidated basis for the Company and its Subsidiaries in accordance with Agreement Accounting Principles.

     "Interest Expense" means, with respect to any period, the aggregate of all interest expense reported by the Company and its Subsidiaries in accordance with Agreement Accounting Principles during such period. As used in this definition, the term "interest" shall include, without limitation, all interest, fees and costs payable with respect to the obligations under this Agreement, any discount in respect of sales of accounts receivable and/or related contract rights and the interest portion of

Capitalized Lease payments during such period, all as determined in accordance with Agreement Accounting Principles.

     "Interest Payment Date" shall mean (a) with respect to any Eurocurrency Rate Loan, the last day of each Interest Period with respect to such Revolving Credit Loan and, in the case of any Interest Period exceeding three months, those days that occur during such Interest Period at intervals of three months after the first day of such Interest Period, (b) with respect to any Alternate Currency Loan, the date specified as the date on which interest is payable in the applicable Alternate Currency Addendum and (c) in all other cases, the last Business Day of each March, June, September and December occurring after the date hereof, commencing with the first such Business Day occurring after the date of this Agreement.

     "Interest Period" means with respect to any Eurocurrency Loan:

     (a) initially, the period commencing on the borrowing or continuation date, as the case may be, with respect to such Loan and ending one, two, three, or six months thereafter, as selected by the relevant Borrower in its notice of borrowing or notice of continuation, as the case may be, given with respect thereto; and

     (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Loan and ending one, two, three or six months thereafter, as selected by the relevant Borrower by irrevocable notice to the Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto, or, if not selected by such Borrower, ending one month thereafter in accordance with Section 2.8;

provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

          (i) if any Interest Period pertaining to a Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

          (ii) any Interest Period applicable to a Loan that would otherwise extend beyond, the Facility Termination Date, shall end on the Facility Termination Date; and

          (iii) any Interest Period pertaining to a Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

     "Investment" of a Person means any loan, advance (other than commission, moving, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable and/or accrued expenses arising in the ordinary course of business payable in accordance with customary practices and loans to employees in the ordinary course of business) or contribution of capital by such Person; stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities owned by such Person; any deposit accounts and certificates of deposit owned by such Person; and structured notes, derivative financial instruments and other similar instruments or contracts owned by such Person (other than Financial Contracts).

     "Investment Grade Rating" as to any Person means that such Person has a rating issued by

Moody's and then in effect with respect to such Person's senior unsecured long-term debt securities without third party credit enhancement of Baa3 or better and has a rating issued by S&P and then in effect with respect to such Person's senior unsecured long-term debt securities without third party credit enhancement of BBB- or better.

     "Japanese Yen" means the lawful currency of Japan.

     "Joinder Agreement" means the Joinder Agreement to be entered into by each Foreign Subsidiary Borrower subsequent to the date hereof pursuant to Section 8.2.2, substantially in the form of Exhibit B hereto.

     "Judgment Currency" is defined in Section 16.6.

     "Kelly Family" means Terence E. Adderley, his parents, his spouse, his children and the legal descendants of each, together with the brothers and sisters of William R. Kelly and their legal descendants.

     "Kelly Trust" means, collectively, (i) the William R. Kelly Irrevocable Trust dated July 14, 1972, (ii) the William R. Kelly Trust for Terence E. Adderley, dated February 24, 1964, and (iii) the Terence E. Adderley Revocable Trust B, dated October 9, 2001, in each case as the same have been or shall be amended from time to time.

     "LC Fee" is defined in Section 2.19.4.

     "LC Issuer" means any Lender who agrees to be designated as an "LC Issuer" hereunder and issue Facility LCs hereunder (or any Subsidiary or affiliate of such Lender) upon request and approval of the Company and the Agent; provided, that, no more than three Lenders may be designated as "LC Issuers" at any time.

     "LC Obligations" means, at any time, the sum, without duplication, of (i) the aggregate undrawn stated amount under all Facility LCs outstanding at such time plus (ii) the aggregate unpaid amount at such time of all Reimbursement Obligations.

     "LC Payment Date" is defined in Section 2.19.5.

     "Lenders" means the lending institutions listed on the signature pages of this Agreement and their respective successors and, to the extent permitted by
Section 13.3, assigns. Unless otherwise specified, the term "Lenders" includes Bank One in its capacity as Swing Line Lender.

     "Lending Installation" means, with respect to a Lender or the Agent, any office, branch, subsidiary or affiliate of such Lender or the Agent, as the case may be.

     "Leverage Ratio" means, as of the end of any fiscal quarter, the ratio of
(a) Total Indebtedness at such date to (b) Total Capitalization at such date, in each case calculated on a consolidated basis for the Company and its Subsidiaries in accordance with Agreement Accounting Principles.

     "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, fixed or floating charge, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

     "Loan" means, with respect to a Lender, such Lender's Revolving Credit Loans or Alternate Currency Loans, and, with respect to the Swing Line Lender, Swing Line Loans.

     "Loan Documents" means this Agreement, the Notes, the Facility LC Applications, the Alternate Currency Addendums and the other agreements, certificates and other documents contemplated hereby or executed or delivered pursuant hereto by any Borrower or any Guarantor at any time on or after the date of execution of this Agreement with or in favor of the Agent or any Lender.

     "Margin Stock" means margin stock as defined in Regulations G, T, U or X.

     "Material Adverse Effect" means a material adverse effect on (i) the business, Property, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole, (ii) the ability of the Guarantor to pay its Obligations under this Agreement, including the Guaranty, or (iii) the validity or enforceability of this Agreement, including the Guaranty, the Notes or the Alternate Currency Addendums.

     "Modify" and "Modification" are defined in Section 2.19.1.

     "Moody's" means Moody's Investors Service, Inc.

     "Multiemployer Plan" means a plan defined in Section 4001(a)(3) of ERISA to which the Company or any member of the Controlled Group has an obligation to contribute.

     "National Currency Unit" means the unit of currency (other than a Euro unit) of each member state of the European Union that participates in the third stage of Economic and Monetary Union.

     "Net Mark-to-Market Exposure" of a Person means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Rate Hedging Agreements and other Financial Contracts. "Unrealized losses" means the fair market value of the cost to such Person of replacing such Rate Hedging Agreement or Financial Contract as of the date of determination (assuming the Rate Hedging Agreement or Financial Contract were to be terminated as of that date), and "unrealized profits" means the fair market value of the gain to such Person of replacing such Rate Hedging Agreement or Financial Contract as of the date of determination (assuming such Rate Hedging Agreement or Financial Contract were to be terminated as of that date).

     "Net Worth" means the consolidated shareholder's equity of the Company and its Subsidiaries, including minority interests, all on a consolidated basis in accordance with Agreement Accounting Principles, provided that the amount of foreign currency translation shall be excluded at all times.

     "Non-Excluded Taxes" is defined in Section 3.6.1.

     "Notes" means the collective reference to the Revolving Credit Notes.

     "Notice of Assignment" is defined in Section 13.3.2.

     "Notice of Drawdown" means a notice substantially in the form attached hereto as Exhibit D.

     "Obligations" of a Borrower means, the unpaid principal of and interest on the Loans of such

Borrower, all Reimbursement Obligations of such Borrower, all Rate Hedging Obligations of such Borrower to any Lender and all other obligations and liabilities of such Borrower under this Agreement and the other Loan Documents (including, without limitation, interest accruing at the then applicable rate provided in this Agreement or any other applicable Loan Document after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement or any other applicable Loan Document after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by such Borrower pursuant to the terms of this Agreement or any other Loan Document). Obligations of the Guarantor shall include collectively the Obligations of all of the Borrowers and the obligations of the Guarantor under its Guaranty as provided in this Agreement.

     "Obligor" means any Person which is obligated to make payments for the provision of goods and services pursuant to a Contract.

     "Off Balance Sheet Liability" of a Person means (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability under any Sale and Leaseback Transaction which is not a Capitalized Lease, (iii) any liability under any so-called "synthetic lease" transaction entered into by such Person, or (iv) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person, but excluding from this clause
(iv) Operating Leases.

     "Operating Lease" of a Person means any lease of Property (other than a Capitalized Lease) by such Person as lessee.

     "Original Dollar Amount" means, in relation to an Advance, the amount thereof requested in the Notice of Drawdown relating thereto or, if such Advance is not denominated in Dollars, the U.S. Dollar Equivalent of such amount, calculated as at the date of such Notice of Drawdown.

     "Outstanding Credit Exposure" means, as to any Lender at any time, the sum of (i) the U.S. Dollar Equivalent on such date of the aggregate unpaid principal amount of Loans outstanding in respect of such Lender at such time, plus (ii) an amount equal to its Pro Rata Share of the LC Obligations at such time, plus
(iii) an amount equal to its Pro Rata Share of the aggregate principal amount of Swing Line Loans outstanding at such time.

     "Participants" is defined in Section 13.2.1.

     "Payment Date" means each September 27, December 27, March 27 and June 27 occurring after the Effective Date, commencing September 27, 2003.

     "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

     "Permitted Currency" shall mean any Alternate Currency and any Syndicated Currency.

     "Person" means any natural person, corporation, firm, joint venture, limited liability company, partnership, association, enterprise, company or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

     "Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Company or any member of the Controlled Group has any obligation to contribute to on or after the Effective Date.

     "Pounds Sterling" or "Pounds" shall mean the lawful currency of the United Kingdom.

     "Pricing Schedule" means the Schedule attached hereto as Exhibit A.

     "Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by Bank One or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

     "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

     "Pro Rata Share" means, for each Lender, the ratio of such Lender's Commitment (calculated using the U.S. Dollar Equivalent thereof) to the Aggregate Commitments (calculated using the U.S. Dollar Equivalent thereof), provided, that (a) with respect to Revolving Credit Loans, LC Obligations and Swing Line Loans, Pro Rata Share means, for each Lender, the ratio such Lender's Revolving Credit Commitment bears to the Aggregate Revolving Credit Commitments, and (b) with respect to Alternate Currency Loans for any Alternate Currency Facility, Pro Rata Share means, for each Alternate Currency Lender for each Alternate Currency Facility, the ratio such Alternate Currency Lender's Alternate Currency Commitment for such Alternate Currency Facility bears to the aggregate Alternate Currency Commitments for such Alternate Currency Facility. If at any time the Commitments have been terminated, the amount of any Commitment for the purposes of this definition of "Pro Rata Share" only shall be deemed equal to the amount of such Commitment immediately prior to its termination.

     "Purchasers" is defined in Section 13.3.1.

     "Qualified Receivables Transaction" means any transaction or series of transactions that may be entered into by the Company or any Subsidiary pursuant to which the Company or any Subsidiary may sell, convey or otherwise transfer to an unaffiliated entity, or any other unaffiliated Person, any accounts or notes receivable and rights related thereto, provided that the Receivables Transaction Attributed Indebtedness incurred in such transaction or series of transactions does not exceed $100,000,000.

     "Quotation Date" means, in relation to any period for which an interest rate is to be determined hereunder, the day on which quotations would ordinarily be given by prime banks in the London Interbank Market for deposits in the currency in relation to which such rate is to be determined for delivery on the first day of that period, provided that, if, for any such period, quotations would ordinarily be given on more than one date, the Quotation Date for that period shall be the last of those dates.

     "Rate Hedging Agreement" means an agreement, device or arrangement providing for payments which are related to fluctuations of interest rates, exchange rates or forward rates, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants.

     "Rate Hedging Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Rate Hedging Agreements, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Hedging Agreement.

     "Receivables Transaction Attributed Indebtedness" means the amount of obligations outstanding under the legal documents entered into as part of any Qualified Receivables Transaction on any date of determination that would be characterized as principal if such Qualified Receivables Transaction were structured as a secured lending transaction rather than as a purchase.

     "Reference Lenders" means Bank One, _____________, and ________________.

     "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

     "Regulation G" means Regulation G of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors.

     "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors.

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors.

     "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors.

     "Reimbursement Obligations" means, at any time, the aggregate of all obligations of the Company then outstanding under Section 2.19 to reimburse the LC Issuer for amounts paid by the LC Issuer in respect of any one or more drawings under Facility LCs.

     "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

     "Required Lenders" means (a) at any time prior to the termination of the Commitments, Lenders holding not less than 51% of the U. S. Dollar Equivalent of the Aggregate Commitments of all Lenders; and (b) at any time after the termination of the Commitments, Lenders whose Outstanding Credit

Exposure aggregate at least 51% of the Aggregate Outstanding Credit Exposure of all Lenders.

     "Requirement of Law" means as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

     "Reserve Requirement" means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D).

     "Revolving Credit Advance" means a borrowing hereunder (or continuation thereof) consisting of the several Revolving Credit Loans made on the same Borrowing Date (or date of continuation) by the Lenders to the Company of the same type and, in the case of Eurocurrency Loans, for the same Interest Period.

     "Revolving Credit Commitment" means, as to any Lender at any time, its obligation to make Revolving Credit Loans to, and participate in Facility LCs issued upon the application of, the Company in an aggregate amount not to exceed at any time outstanding the U.S. Dollar amount set forth opposite such Lender's name in Schedule 1.1(a) under the heading "Revolving Credit Commitments" or as otherwise established pursuant to Section 13.3, as such amount may be reduced from time to time pursuant to Sections 2.4, 13.3 and the other applicable provisions hereof, and "Revolving Credit Commitments" means the aggregate of all the Lenders' Revolving Credit Commitments.

     "Revolving Credit Loans" means, with respect to a Lender, such Lender's loans made pursuant to Section 2.1(a).

     "Revolving Credit Note" is defined in Section 2.2.3.

     "S&P" means Standard & Poor's Rating Services, a division of The McGraw Hill Companies, Inc.

     "Sale and Leaseback Transaction" means any sale or other transfer of Property by any Person with the intent to lease such Property as lessee.

     "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

     "Significant Subsidiary" shall mean any Subsidiary which is a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X under the Securities Exchange Act of 1934.

     "Single Employer Plan" means a Plan which is maintained by the Company or any member of the Controlled Group for employees of the Company or any member of the Controlled Group.

     "Subsidiary" of a Person means (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(b) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Company.

     "Substantial Portion" means, with respect to the Property of the Company and its Subsidiaries, Property which (a) represents more than 15% of the consolidated assets of the Company and its Subsidiaries as would be shown in the consolidated financial statements of the Company and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made, or (b) is responsible for more than 15% of the consolidated net sales or of the consolidated net income of the Company and its Subsidiaries as reflected in the financial statements referred to in clause (a) above.

     "Swing Line Lender" means Bank One or such other Lender which may succeed to its rights and obligations as Swing Line Lender pursuant to the terms of this Agreement.

     "Swing Line Loan" means a Loan made available to the Company by the Swing Line Lender pursuant to Section 2.16.

     "Syndicated Currency" means Dollars and any Foreign Syndicated Currency.

     "Total Capitalization" means, as of any date, the sum of (a) the Net Worth at such date plus (b) Total Indebtedness at such date.

     "Total Indebtedness" means, as of any date, all Indebtedness of the Company and its Subsidiaries on a consolidated basis as of such date.

     "Transferee" is defined in Section 13.4.

     "Type" means, with respect to any Advance, its nature as a Floating Rate Advance or a Eurocurrency Advance and with respect to any Loan, its nature as a Floating Rate Loan or a Eurocurrency Loan.

     "Unfunded Liabilities" means the amount (if any) by which the actuarial present value of all benefit liabilities under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefit liabilities, all determined as of the then most recent valuation date for such Plans using FASB actuarial assumptions for single employer plan terminations.

     "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

     "U.S. Dollar Equivalent" or "Dollar Equivalent" means, on any date, with respect to any amount denominated in U.S. Dollars, such amount denominated in U.S. Dollars, and, with respect to an amount denominated in any currency other than U.S. Dollars, the equivalent in U.S. Dollars of such amount determined at the Exchange Rate on the date of determination of such equivalent. In making any determination of the U.S. Dollar Equivalent for purposes of calculating the amount of Loans to be borrowed from the respective Lenders on any Borrowing Date (including any Rollover Advance), the Agent shall use the relevant Exchange Rate in effect on the date on which the interest rate for such Loans (including any Rollover Advance) is determined pursuant to the provisions of this Agreement and the other Loan Documents.

     "Wholly-Owned Subsidiary" of a Person means (a) any Subsidiary of which 98% or more of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (b) any partnership, limited liability company, association, joint venture or similar business organization 98% or more of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II

                                   THE CREDITS

                                   -----------

     2.1     Commitments.

             (a) From and including the Effective Date and prior to the Facility Termination Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to (i) make or allow there to be continued and converted Revolving Credit Loans denominated in any Syndicated Currency to the Company and (ii) participate in Facility LCs issued upon the request of the Company, from time to time so long as after giving effect thereto (and to any other Credit Extension to be advanced or continued and to any concurrent repayment of Loans) (i) the U.S. Dollar Equivalent of the Aggregate Outstanding Revolving Credit Exposure of such Lender are equal to or less than its Revolving Credit Commitment, (ii) the U.S. Dollar Equivalent of the Aggregate Outstanding Revolving Credit Exposure of all Lenders does not exceed the Aggregate Revolving Credit Commitments and (iii) the U.S. Dollar Equivalent of the Aggregate Outstanding Credit Exposure of all Lenders does not exceed the Aggregate Commitments. Subject to the terms of this Agreement, the Company may borrow, repay and reborrow Revolving Credit Loans at any time prior to the Facility Termination Date. The Commitments to lend hereunder shall expire on the Facility Termination Date (or such earlier date as may be required pursuant to the provisions hereof). The LC Issuer will issue Facility LCs hereunder on the terms and conditions set forth in Section 2.19.

             (b) Subject to the terms and conditions of this Agreement and the applicable Alternate Currency Addendum, from and including the later of the date of this Agreement and the date of execution of the applicable Alternate Currency Addendum and prior to the Facility Termination Date (unless an earlier termination date shall be specified in the applicable Alternate Currency Addendum), the Agent and the applicable Alternate Currency Lenders severally agree, on the terms and conditions set forth in this Agreement and in the applicable Alternate Currency Addendum, to make or allow there to be continued Alternate Currency Advances under such Alternate Currency Addendum to the applicable Borrower party to such Alternate Currency Addendum from time to time in the applicable Alternate Currency, in an amount not to exceed each such Alternate Currency Lender's applicable Alternate Currency Commitment; provided, however, at no time shall (i) the U.S. Dollar Equivalent of the Aggregate Alternate Currency Commitments exceed $25,000,000, (ii) the U.S. Dollar Equivalent of the Alternate Currency Advances for any specific Alternate Currency exceed the aggregate of the Alternate Currency Commitments for that Alternate Currency, (iii) the U.S. Dollar Equivalent of the aggregate outstanding principal amount of the Alternate Currency Loans under any Alternate Currency Facility of any Lender exceed its Alternate Currency Commitment for such Alternate Currency Facility, and (iv) the U.S. Dollar Equivalent of the Aggregate Outstanding Credit Exposure of all Lenders exceed the Aggregate Commitments. Each Alternate Currency Advance shall consist of Alternate Currency Loans made by each applicable Alternate Currency Lender ratably in proportion to such Alternate Currency Lender's respective Alternate Currency Share. Subject to the terms of this Agreement and the applicable Alternate Currency Addendum, the Borrowers may borrow, repay and reborrow Alternate Currency Advances at any time prior to the Facility Termination Date. On the Facility Termination Date, the outstanding principal balance of the Alternate Currency Advances shall be paid in full by the applicable Borrower and prior to the Facility Termination Date prepayments of the Alternate Currency Advances shall be made by the applicable Borrower if and to the extent required by this Agreement.

             (c) If for any reason any applicable Alternate Currency Lender fails to make payment to the Agent of any amount due under this Agreement and the applicable Alternate Currency Addendum, the Agent shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Alternate Currency Lender hereunder until the Agent receives such payment from such Alternate Currency Lender or such obligation is otherwise fully satisfied. In addition to the foregoing, if for any reason any Alternate Currency Lender fails to make payment to the Agent of any amount due under this Agreement and the applicable Alternate Currency Addendum, such Alternate Currency Lender shall be deemed, at the option of the Agent, to have unconditionally and irrevocably purchased from the applicable Agent, without recourse or warranty, an undivided interest in and participation in the applicable Alternate Currency Advance in the amount such Alternate Currency Lender was required to pay pursuant to this Agreement and the applicable Alternate Currency Addendum, and such interest and such participation may be recovered from such Alternate Currency Lender together with interest thereon at the rate per annum equal to the Agent's cost of funds for each day during the period commencing on the date of demand by the Agent and ending on the date such obligation is fully satisfied.

             (d) The Company may, by written notice to the Agent request the establishment of additional Alternate Currency Facilities in additional Alternate Currencies (other than Syndicated Currencies) provided the U.S. Dollar Equivalent of the aggregate amount of all of the Alternate Currency Commitments does not exceed $25,000,000 ("Request for a New Alternate Currency Facility"). The Agent will promptly forward to the Lenders any Request for a New Alternate Currency Facility received from the Company; provided each Lender shall be deemed not to have agreed to such request unless its written consent thereto has been received by the Agent within ten (10) Business Days from the date of such notification by the Agent to such Lender; provided, further that any written consent delivered after the passage of such ten (10) Business Day period shall be effective with respect to such Lender. In the event that at least one Lender consents to such Request for a New Alternate Currency Facility, upon execution of the applicable Alternate Currency Addendum and the other documents, instruments and agreements required pursuant to this Agreement and such Alternate Currency Addendum, the new Alternate Currency Facility shall be established. Upon the establishment of any Alternate Currency Facility under this Section 2.1(d), the relevant Borrower may, at its option and upon ten (10) Business Days prior written notice to the Agent, activate the Alternate Currency Commitments established under such Alternate Currency Facility, which notice shall specify the Alternate Currency Commitment which is being activated, the amount of such activation stated in U.S. Dollars and the requested date of activation. (Such activation notice may be provided to the Agent at the time of the Request for a New Alternate Currency Facility in the event the Borrower desires to activate the Alternate Currency Commitment immediately upon establishment of the Alternate Currency Facility in which case no waiting period shall be operative and only the advance notice period required by Section 2.3(b)(ii) shall be required). Upon activation of such Alternate Currency Commitment of any Alternate Currency Lender, (i) Alternate Currency Loans may be made under such Alternate Currency Facility, (ii) the amount of such Alternate Currency Lender's Revolving Credit Commitment shall be immediately reduced by the amount of such Lender's new Alternate Currency Commitment, (iii) the Aggregate Revolving Credit Commitments shall be immediately reduced by the aggregate amount of such Alternate

Currency Commitments, and (iv) the Pro Rata Share of the Revolving Credit Commitment of each Lender shall be recalculated by the Agent taking into effect the reduced Revolving Credit Commitment of such Alternate Currency Lender. After activation of any Alternate Currency Commitment, the Borrower may from time to time thereafter deactivate such Alternate Currency Commitment upon ten (10) Business Days prior written notice to the Agent, specifying the Alternate Currency Commitment which is being deactivated, the amount of the Alternate Currency Commitment being deactivated stated in U.S. Dollars and the requested date of such deactivation. Upon deactivation of such Alternate Currency Commitment of any Alternate Currency Lender, (i) the amount of such Alternate Currency Lender's Revolving Credit Commitment shall be immediately increased by the amount of such Lender's Alternate Currency Commitment deactivated, (iii) the Aggregate Revolving Credit Commitments shall be immediately increased by the aggregate amount of such Alternate Currency Commitments deactivated, and (iv) the Pro Rata Share of the Revolving Credit Commitment of each Lender shall be recalculated by the Agent taking into effect the increased Aggregate Revolving Credit Commitments. The Agent shall, upon any activation or deactivation under this Section 2.1(d), distribute a revised Schedule 1.1(a) to all of the Lenders which shall indicate each Lender's Revolving Credit Commitment and, if any, Alternate Currency Commitments, together with such Lender's Pro Rata Share of the Aggregate Commitments and Aggregate Revolving Credit Commitments, which new
Schedule 1.1(a) shall automatically supersede any prior Schedule 1.1(a). Alternate Currency Commitments may be reactivated and deactivated from time to time pursuant to this Section 2.1(d).

             (e) Except as otherwise required by applicable law, in no event shall the Agent or Alternate Currency Lenders have the right to accelerate the Alternate Currency Advances outstanding under any Alternate Currency Addendum or to terminate their Alternate Currency Commitments (if any), except that such Agent and Alternate Currency Lenders shall, in each case, have such rights upon an acceleration of the Loans and a termination of the Commitments pursuant to
Section 8.1.

             (f) Immediately and automatically upon the occurrence of a Default under Sections 7.6 or 7.7, (A) each Lender shall be deemed to have unconditionally and irrevocably purchased from each Alternate Currency Lender, without recourse or warranty, an undivided interest in and participation in each Alternate Currency Loan ratably in accordance with such Lender's Pro Rata Share of the Aggregate Commitments, (B) immediately and automatically all Alternate Currency Loans shall be converted to and redenominated in Dollars equal to the
U. S. Dollar Equivalent of each such Alternate Currency Loan determined as of the date of such conversion, and (C) each Alternate Currency Lender shall be deemed to have unconditionally and irrevocably purchased from each Lender, without recourse or warranty, an undivided interest in and participation in each Revolving Credit Loan and each LC Obligation ratably in accordance with such Lender's Pro Rata Share of the Aggregate Commitments. Each of the Lenders shall pay to the applicable Alternate Currency Lender not later than two (2) Business Days following a request for payment from such Lender, in Dollars, an amount equal to the undivided interest in and participation in the Alternate Currency Loan purchased by such Lender pursuant to this Section 2.1(f), and each of the Alternate Currency Lenders shall pay to the applicable Lender not later than two
(2) Business Days following a request for payment from such Lender, in Dollars, an amount equal to the undivided interest in and participation in the Revolving Credit Loans and LC Obligations purchased by such Alternate Currency Lender pursuant to this Section 2.1(f), it being the intent of the Lenders that following such equalization payments, each Lender shall hold its Pro Rata Share of the Aggregate Outstanding Credit Exposure based on its Pro Rata Share of the Aggregate Commitments. In the event that any Lender fails to make payment to any other Lender of any amount due under this Section 2.1(f), the Agent shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until the Agent receives from such Lender an amount sufficient to discharge such Lender's payment obligation as prescribed in this Section 2.1(f) together with interest thereon at the rate per annum equal to the Agent's cost of funds for each day during the period commencing on the date of demand by the Agent and ending on the date such obligation is fully satisfied.

             (g) The Company may from time to time elect to increase the Aggregate Commitments so long as, after giving effect thereto, the total amount of the Aggregate Commitments does not exceed $175,000,000. The Company may arrange for any such increase to be provided by one or more Lenders (each Lender so agreeing, electing in its sole discretion, to an increase in its Commitment, an "Increasing Lender"), or by one or more banks, financial institutions or other entities (each such bank, financial institution or other entity, an "Augmenting Lender"), to increase their existing Commitments, or extend Commitments, provided that (i) each Augmenting Lender, shall be subject to the approval of the Company and the Agent and (ii) the Company and each applicable Increasing Lender or Augmenting Lender shall execute all such documentation as the Agent shall reasonably specify as necessary to give effect to such increase. Increases and new Commitments created pursuant to this clause (c) shall become effective on the date agreed by the Company, the Agent and the relevant Increasing Lenders and Augmenting Lenders, and the Agent shall notify each affected Lender thereof. Notwithstanding the foregoing, no increase in the Aggregate Commitments (or in the Commitment of any Increasing Lender or Augmenting Lender), shall become effective under this Section 2.1(g) unless, (i) on the proposed date of the effectiveness of such increase, the conditions set forth Section 4.2 shall be satisfied and the Agent shall have received a certificate to that effect dated such date and executed by a responsible officer of the Company. On the effective date of any increase in the Aggregate Commitments, (i) each relevant Increasing Lender and Augmenting Lender shall make available to the Agent such amounts in immediately available funds and in the relevant currency or currencies as the Agent shall determine, for the benefit of the other relevant Lenders, as being required in order to cause, after giving effect to such increase and the use of such amounts to make payments to such other relevant Lenders, each Lender's portion of the Aggregate Outstanding Credit Exposure to equal its Pro Rata Share of the Aggregate Outstanding Credit Exposure and (ii) the Company shall be deemed to have repaid and reborrowed all outstanding Loans as of the date of any increase in the relevant Commitments (with such reborrowing to consist of the Loans, with related Interest Periods if applicable, specified in a notice delivered by the Company in accordance with the requirements of Section 2.3). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence in respect of each Eurocurrency Loan shall be subject to indemnification by the Company pursuant to the provisions of Section 3.4 if the deemed payment occurs other than on the last day of the related Interest Periods. On the effective date of any increase in the Aggregate Commitments, each Augmenting Lender and each Increasing Lender shall be deemed a Lender for purposes of this Agreement. The Agent shall promptly distribute a revised Schedule 1.1(a) to all of the Lenders, which new Schedule 1.1(a) shall automatically supercede any prior Schedule 1.1(a).

     2.2     Repayment of Loans; Evidence of Debt; Types of Advances.

     2.2.1 The Aggregate Outstanding Credit Exposure and all other unpaid Obligations shall be paid in full to the Agent for the benefit of the Lenders by the relevant Borrower on the Facility Termination Date. Each Borrower hereby unconditionally promises to pay to the Agent for the account of each Lender in U.S. Dollars or the applicable Foreign Currency, as the case may be, for such Loan, the then unpaid principal amount of each Loan of such Lender to such Borrower on the Facility Termination Date and on such other dates and in such other amounts as may be required from time to time pursuant to this Agreement. Each Borrower hereby further agrees to pay to the Agent for the account of each Lender interest in U.S. Dollars or the applicable Foreign Currency, as the case may be, for such Loan, on the unpaid principal amount of the Loans advanced to it and from time to time outstanding until payment thereof in full at the rates per annum, and on the dates, set forth in Section 2.9.

     2.2.2 The books and records of the Agent and of each Lender shall, absent manifest error, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrowers therein recorded; provided, however, that the failure of any Lender or the Agent to maintain any such books and records or any error therein, shall not in any manner affect the obligation of the Borrowers to repay (with applicable interest) the Loans made to such Borrowers by such Lender in accordance with the terms of this Agreement.

     2.2.3 The Borrowers agree that, upon the request to the Agent by any Lender, the relevant Borrowers will execute and deliver to such Lender promissory notes of the Borrowers evidencing the Revolving Credit Loans of such Lender, substantially in the form of Exhibit C with appropriate insertions as to date and principal amount (each, a "Revolving Credit Note"); provided, that the delivery of such Notes shall not be a condition precedent to the Effective Date.

     2.2.4 The Advances may be Floating Rate Advances or Eurocurrency Advances, or a combination thereof, selected by the Company.

     2.3     Procedures for Borrowing.

             (a) The Company may borrow under the Commitments from time to time prior to the Facility Termination Date on any Business Day. The Foreign Subsidiary Borrowers may borrow under the Alternate Currency Commitments from time to time prior to the Facility Termination Date on any Business Day.

             (b) (i) The Company may from time to time request the making of a Revolving Credit Advance by giving irrevocable notice (a "Borrowing Notice") to the Agent (which notice must be received by the Agent prior to 10:00 A.M., Chicago time, on the same Business Day of the Borrowing Date of each Floating Rate Advance and not less than three Business Days prior to the requested Borrowing Date of each Eurocurrency Advance) specifying in each case (i) the amount to be borrowed, (ii) the requested Borrowing Date (which shall be a Business Day), (iii) the currency in which such Loan shall be denominated and its Original Dollar Amount, and (iv) in the case of each Eurocurrency Advance, the length of the initial Interest Period therefor. Each borrowing shall be in Dollars or a Foreign Syndicated Currency the amounts of which shall be (a) (if less than the Aggregate Available Revolving Credit Commitments) equal to or greater than $1,000,000 and in integral multiples of $500,000 thereafter (or, if the Advance is to be denominated in a Foreign Syndicated Currency, such comparable and convenient amount thereof as the Agent may from time to time specify) or (b) equal to the amount of the Aggregate Available Revolving Credit Commitments. Upon receipt of any such notice from the Company relating to a Revolving Credit Advance, the Agent shall promptly notify the Lenders. Not later than 1:00 P.M., local time at the Agent's funding office for the Company, on the requested Borrowing Date, each Lender shall make an amount equal to its Pro Rata Share of the principal amount of each Revolving Credit Advance requested to be made on such Borrowing Date available to the Agent at the Agent's funding office for the Company specified by the Agent from time to time by notice to the Lenders and in immediately available or other same day funds customarily used for settlement in Dollars or in the relevant Foreign Syndicated Currency (as the case may be). The amounts made available by each Lender will then be made available to the Company at the funding office for the Company and in like funds as received by the Agent.

                  (ii) A Borrower may from time to time request the making of an Alternate Currency Loan by giving irrevocable notice to the person to whom notice should be delivered as provided in the applicable Alternate Currency Addendum (which notice must be received by such person prior to 10:00 A.M., local time, not less than three Business Days prior to the requested Borrowing
Date)
specifying in each case (i) the amount to be borrowed, (ii) the requested Borrowing Date (which shall be a Business Day falling one month or more before the Facility Termination Date), (iii) the currency in which such Loan shall be denominated and its Original Dollar Amount, (iv) the length of the initial Interest Period therefor and, (v) such other information as may be required pursuant to the applicable Alternate Currency Addendum. Each borrowing shall be in an Alternate Currency the amounts of which shall be (a) (if less than the aggregate Available Alternate Currency Commitments for the applicable Alternate Currency) equal to or greater than $1,000,000 and in integral multiples of $500,000 thereafter (or, such comparable and convenient amount thereof as the Agent or the Applicable Alternate Currency Lenders may from time to time specify) or (b) equal to the amount of the aggregate Available Alternate Currency Commitments for the applicable Alternate Currency. Upon receipt of any such notice from any such Borrower relating to an Alternate Currency Loan, the person receiving such notice shall promptly notify the applicable Alternate Currency Lenders. Not later than 2:00 P.M., local time at the funding office for such Borrower, on the requested Borrowing Date, each applicable Alternate Currency Lender shall make an amount equal to its Pro Rata Share of the principal amount of each Alternate Currency Advance requested to be made on such Borrowing Date available to the Borrower at the person's funding office for such Borrower specified by such person from time to time by notice to the applicable Alternate Currency Lenders and in immediately available or other same day funds customarily used for settlement in the relevant Alternate Currency. The amounts made available by each such Alternate Currency Lender will then be made available to the relevant Borrower at the funding office for such Borrower and in like funds as received by such person. In the event of any conflict between the terms and condition of this Section 2.3(b)(ii) and an Alternate Currency Addendum, the terms of the applicable Alternate Currency Addendum shall control.

             (c) If a Borrower requests that an Advance be denominated in a Foreign Currency but the Agent is of the reasonable opinion that it is not feasible for such Advance to be denominated in such Foreign Currency, then the Agent shall notify the Borrower and the Lenders not later than 11:00 a.m. local time on the Quotation Date for such Advance and such Advance shall not be made unless the Borrower and the Lenders agree that such Advance shall be made in Dollars or another Foreign Currency which is not similarly affected.

     2.4 Termination or Reduction of Commitments. The Company may permanently reduce the Revolving Credit Commitments, in whole or in part, ratably among the Lenders in integral multiples of $5,000,000, upon at least three Business Days' written notice to the Agent, and which notice shall specify the amount of any such reduction, provided, however, that the Aggregate Revolving Credit Commitments may not be reduced below the Aggregate Outstanding Revolving Credit Exposure of all Lenders and the Aggregate Commitments may not be reduced below the Aggregate Outstanding Credit Exposure of all Lenders. In addition, all accrued facility fees shall be payable on the effective date of any termination of the Commitments.

     2.5 Determination of Dollar Amounts. The Agent will determine the Dollar Amount of:

             (a) all outstanding Loans and LC Obligations (i) on and as of the last day of each Interest Period (but not less frequently than quarterly), (ii) on receipt of any notice from the Company as to the reduction of the Aggregate Commitments, and (iii) on any other Business Day elected by the Agent in its discretion or upon instruction by the Required Lenders; and

             (b) all outstanding Loans and LC Obligations, on each Business Day during which Aggregate Outstanding Credit Exposure exceeds 80% of the Aggregate Commitments.

Each day upon or as of which the Agent determines Dollar Amounts as described in the preceding clauses (a) and (b) is herein described as a "Computation Date" with respect to each Advance for which a Dollar Amount is determined on or as of such day. If at any time the Dollar Amount of the sum of the Aggregate Outstanding Credit Exposure exceeds the Aggregate Commitments or the Dollar Amount of the Aggregate Outstanding Revolving Credit Exposure exceeds the Aggregate Revolving Credit Commitments, the Borrowers shall immediately repay Advances in an aggregate principal amount sufficient to eliminate any such excess.

     2.6     Facility and Agent Fees.

             (a) The Company agrees to pay to the Agent for the account of each Lender a facility fee at the rate per annum equal to the Applicable Fee Rate, on the average daily amount of each Commitment of such Lender, whether used or unused, from and including the Effective Date to but excluding the Facility Termination Date, payable on each Payment Date hereafter and on the Facility Termination Date. The facility fee shall be payable in Dollars.

             (b) The Company agrees to pay to the Agent for its own account, such other fees as agreed to between the Company and the Agent.

     2.7     Optional and Mandatory Principal Payments on All Loans.

     2.7.1 The Company may at any time and from time to time prepay, without premium or penalty but upon payment of any amount payable pursuant to Section 3.4, its Revolving Credit Advances in whole or in part, upon at least three Business Days' irrevocable notice to the Agent specifying the date and amount of prepayment. Partial payments of Revolving Credit Advances shall be in an amount such that the Dollar Amount of the principal of a Revolving Credit Loan will be reduced by $1,000,000 or any integral multiple of $500,000 principal amount in excess thereof (or, if such prepayment relates to a Loan denominated in a Foreign Currency, such comparable and convenient amount thereof as the Agent may from time to time specify). Prepayment of any Alternate Currency Loan shall be subject to the provisions of the applicable Alternate Currency Addendum.

     2.7.2 Each prepayment and conversion pursuant to this Section 2.7 shall be accompanied by accrued and unpaid interest on the amount prepaid to the date of prepayment and any amounts payable under Section 3.4 in connection with such payment.

     2.7.3 If, at any time as of any date of determination, either (a) the Aggregate Outstanding Credit Exposure of all Lenders exceed the Aggregate Commitments, (b) the Aggregate Outstanding Revolving Credit Exposure of all Lenders exceed the Aggregate Revolving Credit Commitments, or (c) the U.S. Dollar Equivalent of the aggregate outstanding principal amount of Alternate Currency Advances in any Alternate Currency exceeds the Aggregate Alternate Currency Commitments for such Alternate Currency, then the Borrowers shall immediately prepay the Advances in an amount at least equal to such excess.

     2.7.4 Prepayments pursuant to this Section 2.7 shall be applied to prepay Loans made to such Borrower in such order as the Company may direct.

     2.7.5 All amounts prepaid may be reborrowed and successively repaid and reborrowed, subject to the other terms and conditions in this Agreement.

     2.8 Conversion and Continuation of Outstanding Advances. Floating Rate Advances shall

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

continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurocurrency Advances pursuant to this Section 2.8 or are repaid in accordance with Section 2.7. Each Eurocurrency Advance shall continue as a Eurocurrency Advance until the end of the then applicable Interest Period therefor, at which time such Eurocurrency Advance shall be automatically converted into a Floating Rate Advance unless (x) such Eurocurrency Advance is or was repaid in accordance with Section 2.7 or (y) the Borrower shall have given the Agent a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Eurocurrency Advance continue as a Eurocurrency Advance for the same or another Interest Period. Subject to the terms of Section 2.3, the Borrower may elect from time to time to convert all or any part of a Floating Rate Advance into a Eurocurrency Advance. The Borrower shall give the Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of a Floating Rate Advance into a Eurocurrency Advance or continuation of a Eurocurrency Advance not later than 10:00 a.m. (Chicago time) at least three Business Days prior to the date of the requested conversion or continuation, specifying:

                       (i) the requested date, which shall be a Business Day,

of such conversion or continuation,

                       (ii) the aggregate amount and Type of the Advance which

is to be converted or continued, and

                       (iii) the amount of such Advance which is to be converted

into or continued as a Eurocurrency Advance and the duration of the Interest Period applicable thereto.

     2.9     Interest Rates, Interest Payment Dates; Interest and Fee Basis.

             (a) Each Floating Rate Advance shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is automatically converted from a Eurocurrency Advance into a Floating Rate Advance pursuant to Section 2.8, to but excluding the date it is paid or is converted into a Eurocurrency Advance pursuant to Section 2.8 hereof, at a rate per annum equal to the Floating Rate for such day. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurocurrency Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined by the Agent as applicable to such Eurocurrency Advance based upon the Borrower's selections under Sections 2.3 and 2.8 and otherwise in accordance with the terms hereof. No Interest Period may end after the Facility Termination Date. Each Alternate Currency Advance shall bear interest as specified in the applicable Alternate Currency Addendum.

             (b) Interest accrued on each Loan shall be payable on each Interest Payment Date, commencing with the first such date to occur after the Effective Date and at maturity.

             (c) Interest shall be payable for the day an Advance is made but not for the day of any payment of principal on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on an Advance or of any fee shall become due on a day which is not a Business Day, except as otherwise provided in the definition of Interest Period, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

             (d) All interest and fees (including LC fees and facility fees) shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period such interest or fee is payable over a year comprised of 360 days (or in the case of interest denominated in Pounds Sterling, 365 days or as may be otherwise specified in any Alternate Currency Addendum) or, in any case where market practice differs, in accordance with market practice. No Interest Period may end after the Facility Termination Date. No more than thirty (30) Revolving Credit Advances shall be permitted to exist hereunder at any one time.

     2.10 Rates Applicable After Default. Notwithstanding anything to the contrary contained in this Agreement, during the continuance of a Default or Unmatured Default the Required Lenders may, at their option, by notice to the Company (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that no Advance may be made as, converted into or continued (after the expiration of the current Interest Period) as a Eurocurrency Advance. Upon and during the continuance of any Default, the Required Lenders may, at their option, by notice to the Company (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders as to changes and interest rates) declare that (i) each Eurocurrency Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period (with the Applicable Margin automatically adjusted to the highest amount possible, notwithstanding where the Applicable Margin would otherwise be set) plus 2% per annum, and (ii) each Floating Rate Advance shall bear interest at a rate per annum equal to the Floating Rate in effect from time to time plus 2% per annum, provided that, upon and during the continuance of any acceleration for any reason of any of the Obligations, the interest rate set forth above shall be applicable to all Advances without any election or action on the part of the Agent or any Lender.

     2.11 Pro Rata Payment, Method of Payment. Each borrowing of an Advance by a Borrower from the Lenders shall be made pro rata according to the Pro Rata Shares of such Lenders in effect on the date of such borrowing. Each payment by the Company on account of any facility fee shall be allocated by the Agent among the Lenders in accordance with their respective Pro Rata Shares. Any reduction of the Commitments of the Lenders shall be allocated by the Agent among the Lenders pro rata according to the Pro Rata Shares of the Lenders with respect thereto. Except as otherwise provided in this Agreement, each optional prepayment by a Borrower on account of principal or interest on its Revolving Credit Advances shall be allocated by the Agent pro rata according to the respective outstanding principal amounts thereof. All payments (including prepayments) to be made by a Borrower hereunder in respect of amounts denominated in Dollars, whether on account of principal, interest, fees or otherwise, shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Agent at the Agent's address specified pursuant to Article XIV, or at any other Lending Installation of the Agent specified in writing by the Agent to the Company, by 10:00 A.M. (Chicago time) on the date when due. Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender in the same type of funds that the Agent received at its address specified pursuant to Article XIV or at any Lending Installation specified in a notice received by the Agent from such Lender. All payments (including prepayments) to be made by a Borrower on account of an Advance denominated in a Foreign Currency, whether on account of principal, interest, fees or otherwise, shall be made without setoff, deduction, or counterclaim in the currency of such Advance (in same day or other funds customarily used in the settlement of obligations in such currency) to the Agent for the account of the Lenders, at the payment office for such Advances specified from time to time by the Agent by notice to the Borrowers prior to 10:00 A.M. local time at such payment office on the due date thereof. The Agent is hereby authorized to charge the account of the Company maintained with Bank One for each payment of principal, interest and fees as it becomes due hereunder unless otherwise directed by the Company.

     2.12 Telephonic Notices. Each Borrower hereby authorizes the Lenders and the Agent to extend, convert or continue Advances and to transfer funds based on telephonic notices made by any person or persons the Agent or any Lender reasonably and in good faith believes to be an Authorized Officer. Each Borrower agrees to deliver promptly to the Agent a written confirmation, if such confirmation is requested by the Agent or any Lender, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Agent and the Lenders, the records of the Agent and the Lenders shall govern absent manifest error.

     2.13 Notification of Advances, Interest Rates, Prepayments and Commitment Reductions. Promptly after receipt thereof, the Agent will notify each Lender of the contents of each Commitment reduction notice, Borrowing Notice, and repayment notice received by it hereunder. The Agent will notify each Lender and the relevant Borrower of the interest rate applicable to each Advance promptly upon determination of such interest rate. Promptly after notice from the LC Issuer, the Agent will notify each Lender of the contents of each request for issuance of a Facility LC hereunder.

     2.14 Lending Installations. Each Lender may make and book its Loans and its participation in any LC Obligations and the LC Issuer may book the Facility LCs at any Lending Installation(s) selected by such Lender or the LC Issuer, as the case may be, and may change its Lending Installation(s) from time to time. All terms of this Agreement shall apply to any such Lending Installation(s) and the Loans, Facility LCs, participations in LC Obligations and the Notes, if any, shall be deemed held by each Lender or the LC Issuer, as the case may be, for the benefit of such Lending Installation(s). Each Lender and the LC Issuer may, by written or telex notice to the Agent and the applicable Borrower, designate one or more Lending Installations which are to make and book Loans or issue Facility LCs and for whose account Loan payments or payments with respect to Facility LCs are to be made.

     2.15 Non-Receipt of Funds by the Agent. Unless a Borrower or a Lender, as the case may be, notifies the Agent prior to the date on which it is scheduled to make payment to the Agent of (a) in the case of a Lender, the proceeds of a Loan or (b) in the case of a Borrower, a payment of principal, interest or fees to the Agent for the account of the Lenders, that it does not intend to make such payment, the Agent may assume that such payment has been made. The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or Borrower, as the case may be, has not in fact made such payment to the Agent, the recipient of such payment shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the rate per annum equal to the Agent's cost of funds for such day or (ii) in the case of payment by a Borrower, the interest rate applicable to the relevant Loan.

     2.16    Swing Line Loans.

     (a) Making of Swing Line Loans. The Swing Line Lender may elect in its sole discretion to make revolving loans denominated in Dollars and any other currency which is readily available, freely traded and acceptable to the Swing Line Lender (the "Swing Line Loans") to the Company solely for the Swing Line Lender's own account, from time to time prior to the Facility Termination Date up to an aggregate principal amount at any one time outstanding not to exceed the lesser of $20,000,000 or the Aggregate Available Revolving Credit Commitments. The Swing Line Lender may make Swing Line Loans (subject to the conditions precedent set forth in Article IV), provided that the Agent and the Swing Line Lender have received a request in writing or via telephone from an Authorized Officer of the Company for funding of a Swing Line Loans no later than 11:00 A.M., London time, or noon (Chicago time) (as determined by reference to the Applicable Lending Installation as described below in this Section 2.16(a)), on the Business Day on which such Swing Line Loans is requested to be made with respect to each currency designated as "Same Day" on Schedule 2.16 and 11:00 A.M., London time one Business Day prior to the Business Day on which such Swing Line Loan is requested to be made with respect to each currency designated as "One Day Notice" on Schedule 2.16, which notice shall specify the requested duration of such Swing Line Loans, not to exceed ten (10) days unless otherwise agreed by the Swing Line Lender. All notices to the Agent and the Swing Line Lender shall be delivered by the Company (i) with respect to Swing Line Loans denominated in Dollars, to the Agent's and the Swing Line Lender's Lending Installation in Chicago, Illinois, and (ii) with respect to Swing Line Loans denominated in any currency other than Dollars, to the Agent's and the Swing Line Lender's Lending Installation in London, United Kingdom, unless and until otherwise directed by the Agent and the Swing Line Lender. The Swing Line Lender shall not make any Swing Line Loans in the period commencing one Business Day after the Swing Line Lender becomes aware that one or more of the conditions precedent contained in
Section 4.2 are not satisfied and ending upon the satisfaction or waiver of such condition(s). Each outstanding Swing Line Loan shall be payable on the earlier of (i) the maturity date agreed to between the Swing Line Lender and the Company or (ii) the Facility Termination Date, with interest at the rate agreed to between the Swing Line Lender and the Company accrued thereon and shall otherwise be subject to all the terms and conditions applicable to Loans, except that all interest thereon shall be payable to the Swing Line Lender solely for its own account.

     (b) Swing Line Loans Borrowing Requests. The Company agrees to deliver promptly to the Agent and the Swing Line Lender a written confirmation of each telephonic notice for Swing Line Loans signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Swing Line Lender, the records of the Swing Line Lender shall govern, absent manifest error.

     (c) Repayment of Swing Line Loans. At any time after making a Swing Line Loans, the Swing Line Lender may request the Company to, and upon request by the Agent the Company shall, promptly request an Advance from all Lenders to the Company and apply the proceeds of such Advance to the repayment of any Swing Line Loans owing by the Company not later than the Business Day following the Swing Line Lender's request. Notwithstanding the foregoing, upon the earlier to occur of (a) one Business Day after demand is made by the Swing Line Lender, and
(b) the Facility Termination Date, each Lender (other than the Swing Line Lender) shall irrevocably and unconditionally purchase from the Swing Line Lender, without recourse or warranty, an undivided interest and participation in such Swing Line Loans in an amount equal to such Lender's Pro Rata Share of such Swing Line Loans and promptly pay such amount to the Swing Line Lender in immediately available funds. Such payment shall be made by the other Lenders whether or not a Default is then continuing or any other condition precedent set forth in Section 4.2 is then met and whether or not the Company has then requested an Advance in such amount; and such Swing Line Loans shall thereupon be deemed to be a Loan hereunder made on the date of such purchase (except, as aforesaid, with respect to the existence of any Default or the meeting of any condition precedent specified in Section 4.2 on such date). If any Lender fails to make available to the Swing Line Lender, any amounts due to the Swing Line Lender from such Lender pursuant to this Section, the Swing Line Lender shall be entitled to recover such amount, together with interest thereon at the rate per annum equal to the Swing Line Lender's cost of funds for the first three Business Days after such Lender receives notice of such required purchase and thereafter, at the rate applicable to such Loan, payable (i) on demand, (ii) by setoff against any payments made to the Swing Line Lender for the account of such Lender or (iii) by payment to the Swing Line Lender by the Swing Line Lender of amounts otherwise payable to such Lender under this Agreement. The failure of any Lender to make available to the Swing Line Lender its Pro Rata Share of any unpaid Swing Line Loans shall not relieve any other Lender of its obligation hereunder to make available to the Swing Line Lender its Pro Rata Share of any unpaid Swing Line Loans on the date such payment is to be made, but no Lender shall be responsible for the failure of any other Lender to make available to the Swing Line Lender its Pro Rata Share of any unpaid Swing Line Loans.

     2.17 Application of Payments with Respect to Defaulting Lenders. No payments of principal, interest or fees delivered to the Agent for the account of any Defaulting Lender shall be delivered by the Agent to such Defaulting Lender. Instead, such payments shall, for so long as such Defaulting Lender shall be a Defaulting Lender, be held by the Agent, and the Agent is hereby authorized and directed by all parties hereto to hold such funds in escrow and apply such funds as follows:

             (a) First, if applicable to any payments due to the Agent or the

     Swing Line Lender under Section 2.16; and

             (b) Second, to Loans required to be made by such Defaulting Lender on any Borrowing Date to the extent such Defaulting Lender fails to make such Loans.

Notwithstanding the foregoing, upon the termination of the Commitments and the payment and performance of all of the Obligations (other than those owing to a Defaulting Lender), any funds then held in escrow by the Agent pursuant to the preceding sentence shall be distributed to each Defaulting Lender, pro rata in proportion to amounts that would be due to each Defaulting Lender but for the fact that it is a Defaulting Lender.

     2.18 Advances to be made in Euro. If any Advance made (or to be made) on or after the Euro Implementation Date would, but for this provision, be capable of being made either in the Euro or in a National Currency Unit, such Advance shall be made in the Euro.

     2.19    Facility LCs.

     2.19.1 Issuance. The LC Issuer hereby agrees, on the terms and conditions set forth in this Agreement, to issue standby and commercial letters of credit (each, a "Facility LC") and to renew, extend, increase, decrease or otherwise modify each Facility LC ("Modify," and each such action a "Modification"), from time to time from and including the date of this Agreement and prior to the Facility Termination Date upon the request of the Company; provided that immediately after each such Facility LC is issued or Modified, (i) the aggregate amount of the outstanding LC Obligations shall not exceed $50,000,000 and (ii) the Aggregate Outstanding Credit Exposure shall not exceed the Aggregate Commitment. No Facility LC shall have an expiry date later than the earlier of
(x) the fifth Business Day prior to the Facility Termination Date and (y) one year after its issuance or, if agreed by the LC Issuer, eighteen (18) months after its issuance.

     2.19.2 Participations. Upon the issuance or Modification by the LC Issuer of a Facility LC in accordance with this Section 2.19, the LC Issuer shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the LC Issuer, a participation in such Facility LC (and each Modification thereof) and the related LC Obligations in proportion to its Pro Rata Share.

     2.19.3 Notice. Subject to Section 2.19.1, the Company shall give the LC Issuer notice prior to 10:00 a.m. (Chicago time) at least five Business Days prior to the proposed date of issuance or Modification of each Facility LC, specifying the beneficiary, the proposed date of issuance (or Modification) and the expiry date of such Facility LC, and describing the proposed terms of such Facility

LC and the nature of the transactions proposed to be supported thereby. Upon receipt of such notice, the LC Issuer shall promptly notify the Agent, and the Agent shall promptly notify each Lender, of the contents thereof and of the amount of such Lender's participation in such proposed Facility LC. The issuance or Modification by the LC Issuer of any Facility LC shall, in addition to the conditions precedent set forth in Article IV (the satisfaction of which the LC Issuer shall have no duty to ascertain), be subject to the conditions precedent that such Facility LC shall be satisfactory to the LC Issuer and that the Company shall have executed and delivered such application agreement and/or such other instruments and agreements relating to such Facility LC as the LC Issuer shall have reasonably requested (each, a "Facility LC Application"). In the event of any conflict between the terms of this Agreement and the terms of any Facility LC Application, the terms of this Agreement shall control.

     2.19.4 LC Fees. The Company shall pay to the Agent, for the account of the Lenders ratably in accordance with their respective Pro Rata Shares, (i) with respect to each standby Facility LC, a letter of credit fee at a per annum rate equal to the Applicable Margin in effect from time to time on the average daily undrawn stated amount under such standby Facility LC, such fee to be payable in arrears on each Payment Date, and (ii) with respect to each commercial Facility LC, a one-time letter of credit fee in an amount equal to the reasonable and customary fees quoted by the LC Issuer from time to time, calculated on the initial stated amount (or, with respect to a Modification of any such commercial Facility LC which increases the stated amount thereof, such increase in the stated amount) thereof, such fee to be payable on the date of such issuance or increase (each such fee described in this sentence an "LC Fee"). The Company shall also pay to the LC Issuer for its own account (x) at the time of issuance of each standby Facility LC, a fronting fee in an amount equal to 0.075% of the original face amount of such Facility LC, and (y) documentary and processing charges in connection with the issuance or Modification of and draws under Facility LCs in accordance with the LC Issuer's standard schedule for such charges as in effect from time to time.

     2.19.5 Administration; Reimbursement by Lenders. Upon receipt from the beneficiary of any Facility LC of any demand for payment under such Facility LC, the LC Issuer shall notify the Agent and the Agent shall promptly notify the Company and each other Lender as to the amount to be paid by the LC Issuer as a result of such demand and the proposed payment date (the "LC Payment Date"). The responsibility of the LC Issuer to the Company and each Lender shall be only to determine that the documents (including each demand for payment) delivered under each Facility LC in connection with such presentment shall be in conformity in all material respects with such Facility LC. The LC Issuer shall endeavor to exercise the same care in the issuance and administration of the Facility LCs as it does with respect to letters of credit in which no participations are granted, it being understood that in the absence of any gross negligence or willful misconduct by the LC Issuer, each Lender shall be unconditionally and irrevocably liable without regard to the occurrence of any Default or any condition precedent whatsoever, to reimburse the LC Issuer on demand for (i) such Lender's Pro Rata Share of the amount of each payment made by the LC Issuer under each Facility LC to the extent such amount is not reimbursed by the Company pursuant to Section 2.19.6 below, plus (ii) interest on the foregoing amount to be reimbursed by such Lender, for each day from the date of the LC Issuer's demand for such reimbursement (or, if such demand is made after 11:00 a.m. (Chicago time) on such date, from the next succeeding Business Day) to the date on which such Lender pays the amount to be reimbursed by it, at a rate of interest per annum equal to the Federal Funds Effective Rate for the first three days and, thereafter, at a rate of interest equal to the rate applicable to Floating Rate Advances.

     2.19.6 Reimbursement by Company. The Company shall be irrevocably and unconditionally obligated to reimburse the LC Issuer on or before the applicable LC Payment Date for any amounts to be paid by the LC Issuer upon any drawing under any Facility LC, without presentment, demand, protest or other formalities of any kind; provided that neither the Company nor any Lender shall hereby be

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

precluded from asserting any claim for direct (but not consequential) damages suffered by the Company or such Lender to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC issued by it complied with the terms of such Facility LC or (ii) the LC Issuer's failure to pay under any Facility LC issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. All such amounts paid by the LC Issuer and remaining unpaid by the Company shall bear interest, payable on demand, for each day until paid at a rate per annum equal to (x) the rate applicable to Floating Rate Advances for such day if such day falls on or before the applicable LC Payment Date and (y) the sum of 2% plus the rate applicable to Floating Rate Advances for such day if such day falls after such LC Payment Date. The LC Issuer will pay to each Lender ratably in accordance with its Pro Rata Share all amounts received by it from the Company for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Facility LC issued by the LC Issuer, but only to the extent such Lender has made payment to the LC Issuer in respect of such Facility LC pursuant to Section 2.19.5. Subject to the terms and conditions of this Agreement (including without limitation the submission of a Borrowing Notice in compliance with Section 2.3 and the satisfaction of the applicable conditions precedent set forth in Article IV), the Company may request an Advance hereunder for the purpose of satisfying any Reimbursement Obligation.

     2.19.7 Obligations Absolute. The Company's obligations under this Section
2.19 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Company may have or have had against the LC Issuer, any Lender or any beneficiary of a Facility LC. The Company further agrees with the LC Issuer and the Lenders that the LC Issuer and the Lenders shall not be responsible for, and the Company's Reimbursement Obligation in respect of any Facility LC shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Company, any of its Affiliates, the beneficiary of any Facility LC or any financing institution or other party to whom any Facility LC may be transferred or any claims or defenses whatsoever of the Company or of any of its Affiliates against the beneficiary of any Facility LC or any such transferee. The LC Issuer shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Facility LC. The Company agrees that any action taken or omitted by the LC Issuer or any Lender under or in connection with each Facility LC and the related drafts and documents, if done without gross negligence or willful misconduct, shall be binding upon the Company and shall not put the LC Issuer or any Lender under any liability to the Company. Nothing in this Section 2.19.7 is intended to limit the right of the Company to make a claim against the LC Issuer for damages as contemplated by the proviso to the first sentence of Section 2.19.6.

     2.19.8 Actions of LC Issuer. The LC Issuer shall be entitled to rely, and shall be fully protected in relying, upon any Facility LC, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the LC Issuer. The LC Issuer shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Notwithstanding any other provision of this Section 2.19, the LC Issuer shall in all cases be fully protected in respect of the Lenders in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and any future holders of a participation in any Facility LC.

     2.19.9 Indemnification. The Company hereby agrees to indemnify and hold harmless each Lender, the LC Issuer and the Agent, and their respective directors, officers, agents and employees from and against any and all claims and damages, losses, liabilities, costs or expenses which such Lender, the LC Issuer or the Agent may incur (or which may be claimed against such Lender, the LC Issuer or the Agent by any Person whatsoever) by reason of or in connection with the issuance, execution and delivery or transfer of or payment or failure to pay under any Facility LC or any actual or proposed use of any Facility LC, including, without limitation, any claims, damages, losses, liabilities, costs or expenses which the LC Issuer may incur by reason of or in connection with (i) the failure of any other Lender to fulfill or comply with its obligations to the LC Issuer hereunder (but nothing herein contained shall affect any rights the Company may have against any defaulting Lender) or (ii) by reason of or on account of the LC Issuer issuing any Facility LC at the direction of the Company which specifies that the term "Beneficiary" included therein includes any successor by operation of law of the named Beneficiary, but which Facility LC does not require that any drawing by any such successor Beneficiary be accompanied by a copy of a legal document, satisfactory to the LC Issuer, evidencing the appointment of such successor Beneficiary; provided that the Company shall not be required to indemnify any Lender, the LC Issuer or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC complied with the terms of such Facility LC or (y) the LC Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. Nothing in this Section 2.19.9 is intended to limit the obligations of the Company under any other provision of this Agreement.

     2.19.10 Lenders' Indemnification Each Lender shall, ratably in accordance with its Pro Rata Share, indemnify the LC Issuer, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Company) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct or the LC Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of the Facility LC) that such indemnitees may suffer or incur in connection with this Section 2.19 or any action taken or omitted by such indemnitees hereunder.

     2.19.11 Facility LC Collateral Account. The Company agrees that it will, upon the request of the Agent or the Required Lenders and until the final expiration date of any Facility LC and thereafter as long as any Reimbursement Obligation is payable to the LC Issuer or the Lenders in respect of any Facility LC, maintain a special collateral account pursuant to arrangements satisfactory to the Agent (the "Facility LC Collateral Account") at the Agent's office at the address specified pursuant to Article XIII, in the name of such Company but under the sole dominion and control of the Agent, for the benefit of the Lenders and in which such Company shall have no interest other than as set forth in
Section 8.1. The Company hereby pledges, assigns and grants to the Agent, on behalf of and for the ratable benefit of the Lenders and the LC Issuer, a security interest in all of the Company's right, title and interest in and to all funds which may from time to time be on deposit in the Facility LC Collateral Account, together with all investments made therefrom, and all interest or other income or gain arising from such funds, to secure the prompt and complete payment and performance of the Obligations. The Agent will invest any funds on deposit from time to time in the Facility LC Collateral Account in certificates of deposit of Bank One or other Cash Equivalents acceptable to the Agent having a maturity not exceeding 30 days; provided that the Agent shall at all times maintain a perfected security interest in such investments for the ratable benefit of the LC Issuer and the Lenders. Nothing in this Section
2.19.11 shall either obligate the Agent to require the Company to deposit any funds in the Facility LC Collateral Account or limit the right of the Agent to release any funds held in the Facility LC Collateral Account in each case other than as required by Section 8.1.

     2.19.12 Rights as a Lender. In its capacity as a Lender, the LC Issuer shall have the same rights and obligations as any other Lender.

                                   ARTICLE III

                         CHANGE IN CIRCUMSTANCES, TAXES

                         ------------------------------

     3.1 Yield Protection. If after the date hereof the introduction of, or any change in, any applicable law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or in the interpretation or administration thereof, or the compliance of any Lender or the LC Issuer therewith,

             (a) subjects any Lender or any applicable Lending Installation or the LC Issuer to any tax, duty, charge or withholding on or from payments due from any Borrower or changes the basis of taxation of payments to any Lender or the LC Issuer in respect of its Loans, Facility LCs or participations therein or other amounts due it hereunder (excluding income taxes and franchise taxes (imposed in lieu of income taxes) imposed on the Agent, the LC Issuer or any Lender as a result of a present or former connection between the Agent, the LC Issuer or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein, other than any such connection arising solely from the Agent, the LC Issuer or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document), or

             (b) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender, the LC Issuer or any applicable Lending Installation (other than reserves, assessments and other charges taken into account in determining the Eurocurrency Rate), or

             (c) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation or the LC Issuer of making, funding or maintaining loans, or of issuing or participating in Facility LCs, or reduces any amount receivable by any Lender or any applicable Lending Installation or the LC Issuer in connection with loans, Facility LCs or participations therein, or requires any Lender or any applicable Lending Installation or the LC Issuer to make any payment calculated by reference to the amount of loans, Facility LCs or participations therein, held or interest received by it, by an amount deemed material by such Lender or the LC Issuer, as the case may be, then, within 15 days of written demand by the Agent on behalf of such Lender or the LC Issuer, as the case may be, providing evidence of expenses actually incurred or reductions in amounts to be received under this Agreement actually suffered, the affected Borrower shall pay such Lender or the LC Issuer, as the case may be, that portion of such increased expense incurred or reduction in an amount received which is attributable to making, funding and maintaining its Loans, Facility LCs or Commitment.

     3.2 Changes in Capital Adequacy Regulations. If the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender, the LC Issuer or any corporation controlling such Lender or LC Issuer is increased as a result of a Change, then, within 15 days of written demand by the Agent on behalf of such Lender or LC Issuer, the Company shall pay such Lender or the LC Issuer the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender or the LC Issuer reasonably determines is attributable to this Agreement, its Outstanding Credit Exposure or its obligation to make Loans and issue or participate in Facility LCs, as the case may be, hereunder (after taking into account such Lender's or the LC Issuer's policies as to capital adequacy). "Change" means (a) any change after the date of this Agreement in the Risk-Based Capital Guidelines or (b) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or the LC Issuer or any Lending Installation or any corporation controlling any Lender or the LC Issuer. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

     3.3 Availability of Types of Advances. If any Lender reasonably determines that maintenance of its Loans at a suitable Lending Installation, would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, the Loans of such Lender that are so affected shall be repaid (a) upon demand by such Lender if it shall be unlawful for such Lender to maintain the affected Loan until the end of the Interest Period for the affected Loan, or
(b) at the end of the Interest Period for the affected Loan. If the Required Lenders reasonably determine that (i) deposits of a currency, type and maturity appropriate to match fund Loans are not available or (ii) the interest rate applicable to a Loan does not accurately reflect the cost of making or maintaining such Loans, then the Agent shall suspend the availability of the affected Loan or Loans and require any such Loan or Loans of the affected type to be repaid at the end of the Interest Period for such Loan or Loans.

     3.4 Funding Indemnification. If any payment of an Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or an Advance is not made on the date specified by a Borrower for any reason other than default by the Lenders, such Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Advance.

     3.5 Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender and the LC Issuer shall designate an alternate Lending Installation with respect to its Loans or Facility LCs or participations therein to reduce any liability of a Borrower to such Lender or the LC Issuer, as the case may be, under Sections 3.1 and 3.2 or to avoid the unavailability of an Advance under Section 3.3, so long as such designation is not disadvantageous to such Lender or the LC Issuer in any material respect. Each Lender or the LC Issuer, as the case may be, shall deliver a written statement of such Lender or the LC Issuer to the applicable Borrower (with a copy to the Agent) as to the amount due, if any, under Section 3.1, 3.2 or 3.4. Such written statement shall set forth in reasonable detail the calculations upon which such Lender or the LC Issuer, as the case may be, determined such amount and shall state that amounts determined in accordance with such procedures are being charged by such Lender or the LC Issuer to other borrowers with credit facilities similar to this Agreement and credit characteristics comparable to the Company as determined by such Lender or the LC Issuer, as the case may be, and shall be final, conclusive and binding on the Borrowers in the absence of manifest error.

Determination of amounts payable under such sections shall be calculated as though each Lender funded such Loans through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the interest rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender or the LC Issuer shall be payable on demand after receipt by the applicable Borrower of such written statement. The obligations of the Borrowers under Sections 3.1, 3.2, 3.4 and 3.6 shall survive payment of the Obligations and termination of this Agreement. The Borrowers shall have no obligation to compensate any Lender or the LC Issuer with respect to amounts provided in Sections 3.1, 3.2, 3.4 or 3.6 with respect to any period prior to the date which is 180 days prior to the date such Lender or the LC Issuer delivers its written statement hereunder requesting compensation (except such longer period during which solely because of the retroactive application of such law, rule, regulation, policy, guideline or directive such Lender did not know in good faith that such amount would arise or accrue).

     3.6     Taxes.

     3.6.1 All payments of principal and interest made by the Borrowers under this Agreement, any Facility LC Application and any Note, if any, shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding income taxes and franchise taxes (imposed in lieu of income taxes) imposed on the Agent, the LC Issuer or any Lender as a result of a present or former connection between the Agent, the LC Issuer or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Agent, the LC Issuer or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Agent, the LC Issuer or any Lender hereunder or under any Note, the amounts so payable to the Agent, the LC Issuer or such Lender shall be increased to the extent necessary to yield to the Agent, the LC Issuer or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates and in the amounts specified in this Agreement provided, however, that (i) with respect to any Loan or Facility LC in U.S. Dollars to the Company, the Company shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of Section 3.6.2, (ii) with respect to any Loan or Facility in any Foreign Currency, a Borrower shall not be required to increase any such amounts payable to any Lender if such Lender fails to comply with the requirements of Section 3.6.4 and (iii) with respect to any Loan in any Foreign Currency, the Foreign Subsidiary Borrower shall not be required to increase any such amounts payable to any Lender or the Agent to the extent such Lender could avoid the payment of such amount by changing its Lending Installation, provided that any such change in any Lending Installation shall not be required if such Lender has reasonable cause not to change its Lending Installation or such Lender has reasonably determined that it is disadvantageous in any material respect for it to do so. Whenever any Non-Excluded Taxes are payable by a Borrower, as promptly as possible thereafter (but in any event within thirty (30) days of payment thereof) such Borrower shall send to the Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by such Borrower showing payment thereof. If a Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, such Borrower shall indemnify the Agent, the LC Issuer and the Lenders for any incremental taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

     3.6.2 Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

             (a) at least five Business Days before the date of the initial payment to be made by a Borrower under this Agreement to such Lender, deliver to the Company and the Agent (A) two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax;

             (b) deliver to the Company and the Agent two further copies of any such form or certification at least five Business Days before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Agent and the Company;

             (c) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Company or the Agent; and

             (d) file amendments to such forms as and when required.

     3.6.3 Each Lender (or Transferee) that is incorporated or organized under the laws of the United States of America or a State thereof shall provide two properly completed and duly executed copies of Form W-9, or successor applicable form, at the times specified for delivery of forms under Section 3.6.2 unless an event (including, without limitation, any change in treaty, law or regulation) has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Company and the Agent; provided, however, that the Company may rely upon such forms provided to the Company for all periods prior to the occurrence of such event. Each Person that shall become a Lender or a Participant pursuant to Section 13.2 or Section 13.3 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this Section, provided that in the case of such Participant, the obligations of such Participant pursuant to this Section 3.6.3 shall be determined as if such Participant were a Lender, except that such Participant shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

     3.6.4 Each Lender that is not incorporated or organized under the laws of the jurisdiction (i) in which a Foreign Subsidiary Borrower is incorporated or organized, or (ii) in which such Foreign Subsidiary Borrower is located, and, in either case, is a Lender to such Foreign Subsidiary Borrower (whether under the Revolving Credit Commitment or an Alternate Currency Commitment) shall, upon request by such Foreign Subsidiary Borrower, within a reasonable period of time after such request, deliver to such Foreign Subsidiary Borrower or the applicable governmental or taxing authority, as the case may be, any form or certificate required in order that any payment by such Foreign Subsidiary Borrower under this Agreement or any Notes to such Lender may be made free and clear of, and without deduction or withholding for or on account of any Non-Excluded Tax (or to allow any such deduction or withholding to be at a reduced rate) imposed on such payment under the laws of the jurisdiction under which such Foreign Subsidiary Borrower is incorporated, organized or located, provided that such Lender is legally entitled to complete, execute and deliver such form or certificate and such completion, execution or submission would not prejudice the legal position of such Lender.

     3.6.5 Each Lender agrees to use reasonable efforts to avoid or to minimize any amounts which might otherwise be payable pursuant to this Section 3.6, including, without limitation, the filing of applicable reports and returns with applicable taxing bodies, provided that such effort shall not impose on any such Lender any additional costs or legal or regulatory burdens deemed by such Lender in its reasonable judgment to be material. In the event that any Lender determines that any event or circumstance that will lead to a claim by it under this Section 3.6 has occurred or will occur, such Lender will use its best efforts to so notify the Company in writing, provided that any failure to provide such notice shall in no way impair the rights of any Lender to demand and receive compensation under this Section 3.6.

     3.6.6 If any payment by any Borrower is made to or for the account of any Lender after deduction for or on account of tax, and additional payments are made by such Borrower then, if any Lender shall receive or be granted a credit against, refund or remission for such tax, such Lender shall, to the extent that it can do so without prejudice to the retention of the amount of such credit, refund or remission, reimburse to such Borrower such amount as such Lender shall, in its absolute opinion, have concluded to be attributable to the relevant tax or deduction or withholding. Nothing herein contained shall interfere with the right of any Lender to arrange its affairs in whatever manner it thinks fit and, in particular, the Lenders shall not be under any obligation to claim relief from its corporation profits or similar tax liability in respect of such tax in priority to any other claims, reliefs, credits or deductions available to it nor oblige any Lenders to disclose any information relating to its tax affairs. Such reimbursement shall be made as soon as reasonably practical upon such Lender certifying that the amount of such credit or remission has been received by it.

     3.7 Substitution of Lender. If (a) the obligation of any Lender to make or maintain Loans has been suspended pursuant to Section 3.3 when not all Lenders' obligations to do so have been suspended, (b) any Lender has demanded compensation under Sections 3.1 or 3.2 when all Lenders have not done so or (c) any Lender is a Defaulting Lender, the Company shall have the right, if no Default then exists, to replace such Lender (a "Replaced Lender") with one or more other lenders (collectively, the "Replacement Lender") acceptable to the Agent, provided that (i) at the time of any replacement pursuant to this Section 3.7, the Replacement Lender shall enter into one or more Assignments pursuant to which the Replacement Lender shall acquire the Commitments and outstanding Advances and other obligations of the Replaced Lender and, in connection therewith, shall pay to the Replaced Lender in respect thereof an amount equal to the sum of (A) the amount of principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender, (B) the amount of all accrued, but theretofore unpaid, fees owing to the Replaced Lender hereunder and (C) the amount which would be payable by the Borrowers to the Replaced Lender pursuant to Section 3.4, if any, if the Borrowers prepaid at the time of such replacement all of the Loans of such Replaced Lender outstanding at such time; provided, that, no Defaulting Lender shall be entitled to compensation under clause (C) or under Section 3.4 upon any such payment, and (ii) all obligations of the Borrowers then owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective Assignments, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the Borrowers, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder. The provisions of this Agreement (including without limitation Sections 3.4 and 10.7) shall continue to govern the rights and obligations of a Replaced Lender with respect to any Loans made or any other actions taken by such lender while it was a Lender. Nothing herein shall release any Defaulting Lender from any obligation it may have to any Borrower, the Agent or any other Lender.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

                              --------------------

     4.1 Closing Conditions. On the date hereof, the Borrowers shall furnish, or shall cause to be furnished, to the Agent, with sufficient copies for the Lenders, each of the following:

             (a) Copies of the articles of incorporation or similar organizational documents of the Company, together with all amendments thereto, and a certificate of good standing or similar governmental evidence of corporate existence, all certified by the Secretary, an Assistant Secretary or another duly authorized representative of the Company.

             (b) Copies, certified by the Secretary, an Assistant Secretary or another duly authorized representative of the Company, of its by-laws and of its Board of Directors' resolutions (and resolutions of other bodies, if any are deemed necessary by counsel for any Lender) authorizing the execution of the Loan Documents.

             (c) An incumbency certificate, executed by the Secretary, an Assistant Secretary or another duly authorized representative of each Borrower, which shall identify by name and title and bear the signature of the officers of such Borrower authorized to sign the applicable Loan Documents and to make borrowings hereunder, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by such Borrower.

             (d) A written opinion of the internal counsel for the Company, addressed to the Lenders in substantially the form of Exhibit E hereto.

             (e) Copies of all governmental and nongovernmental consents, approvals, authorizations, declarations, registrations or filings required on the part of any Borrower in connection with the execution, delivery and performance of the Loan Documents or the transactions contemplated hereby or thereby or as a condition to the legality, validity or enforceability of the Loan Documents, certified as true and correct in full force and effect as of the Effective Date by a duly authorized officer of the Borrowers, or if none is required, a certificate of such officer to that effect.

             (f) Payment of all fees owing by the Borrowers as of the Effective Date.

             (g) Copies of the unqualified audited consolidated financial statements of the Company and its Subsidiaries for the fiscal year ended December 29, 2002, copies of the internally prepared consolidated financial statements of the Company and its Subsidiaries for the fiscal quarter ended March 30, 2003, and copies of three year financial projections for the Company and its Subsidiaries, in each case in form and substance reasonably satisfactory to the Agent.

             (h) The presentation of evidence satisfactory to the Agent that the Loan Agreement dated October 16, 1998, among the Company, certain other borrowers named therein, and the lenders party thereto and the agent named therein shall have been terminated and all indebtedness, liabilities, and obligations outstanding thereunder shall have been paid in full or will be paid from the proceeds of the initial Advance.

             (i) The Agent shall have reasonably determined that since April 18, 2003, there is an absence of any material adverse change or disruption in primary or secondary loan syndication markets, financial markets or in capital markets generally (whether resulting from events prior to or after the date of the commitment) that would likely impair syndication of the Loans hereunder.

             (j) Each of the conditions set forth in Section 4.2 shall have been satisfied.

             (k) Such other agreements and documents, and the satisfaction of such other conditions as may be reasonably required by the Agent.

     4.2 Each Advance. The Lenders shall not be required to make any Credit Extensions or continue or convert any Loans, unless on the applicable Borrowing Date, both before and after giving effect on a pro forma basis to the making of such Credit Extension or such continuation or conversion:

             (a) There exists no Default or Unmatured Default.

             (b) The representations and warranties contained in Article V are true and correct in all material respects as of such Borrowing Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date.

             (c) All legal matters incident to the making or continuation of such Loans shall be satisfactory to the Agent and its counsel.

     Each Borrowing notice or request for issuance of a Facility LC with respect to each Credit Extension and each continuation or conversion by a Borrower hereunder shall constitute a representation and warranty by the Company and such Borrower that the conditions contained in Sections 4.2(a) and (b) have been satisfied.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

                         ------------------------------

     Each of the Company and the Foreign Subsidiary Borrowers (insofar as the representations and warranties set forth below relate to such Foreign Subsidiary Borrower) represents and warrants to the Lenders that:

     5.1 Corporate Existence and Standing. Each of the Company and its Significant Subsidiaries and each Foreign Subsidiary Borrower is a corporation, partnership, limited liability company or other organization, duly organized and validly existing under the laws of its jurisdiction of organization and has all requisite corporate, partnership, company or similar authority to conduct its business as presently conducted.

     5.2 Authorization and Validity. Each Borrower has the corporate or other power and authority and legal right to execute and deliver the Loan Documents and to perform its obligations thereunder. The execution and delivery by each of the Borrowers of the Loan Documents and the performance of their obligations thereunder have been duly authorized by proper corporate proceedings, and the Loan Documents to which they are a party constitute legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by equitable principles affecting the availability of specific performance and other remedies.

     5.3 No Conflict; Government Consent. Neither the execution and delivery by the Borrowers of the Loan Documents, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Company or any of its Subsidiaries or the Company's or any Subsidiary's articles of incorporation, code of regulations or by-laws or the provisions of any indenture, instrument or agreement to which the Company or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than any Lien permitted by Section 6.13) in, of or on the Property of the Company or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents.

     5.4 Financial Statements. The December 29, 2002 audited consolidated financial statements of the Company and its Subsidiaries and the March 30, 2003 interim consolidated financial statements of the Company and its Subsidiaries heretofore delivered to the Lenders were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Company and its Subsidiaries.

     5.5 Material Adverse Change. Since December 29, 2002, there has been no change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

     5.6 Taxes. The Company and its Subsidiaries have filed all United States federal tax returns and all other material tax returns which are required to be filed by any Governmental Authority and have paid all taxes shown as due pursuant to said returns or pursuant to any assessment received by the Company or any of its Subsidiaries by any Governmental Authority, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles and as to which no Lien (other than as permitted by Section 6.13) exists. No tax liens have been filed and no claims are being asserted with respect to any such taxes, in each case other than as permitted by Section 6.13. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of any taxes or other governmental charges are adequate.

     5.7 Litigation and Contingent Obligations. Except as set forth on Schedule
5.7 hereto, there is no litigation, arbitration or proceeding pending or, to the knowledge of any of their executive officers, any governmental investigation or inquiry pending or any litigation, arbitration, governmental investigation, proceeding or inquiry threatened against or affecting the Company or any of its Significant Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which seeks to prevent, enjoin or delay the making of the Credit Extensions. Other than any liability incident to such litigation, arbitration or proceedings listed on Schedule 5.7, the Company and its Significant Subsidiaries have no material contingent obligations not provided for or disclosed in the financial statements referred to in Section 5.4.

     5.8 Subsidiaries. Schedule 5.8 hereto contains an accurate list of all Significant Subsidiaries of the Company as of the date of this Agreement, setting forth their respective jurisdictions of incorporation or organization and the percentage of their respective capital stock owned by the Company or other Subsidiaries. All of the issued and outstanding shares of capital stock of such Significant Subsidiaries held by the Company have been duly authorized and issued and are fully paid and non-assessable.

     5.9 ERISA. Each member of the Controlled Group has fulfilled its obligations in all material respects under the minimum funding standards of ERISA and the Code with respect to each Plan. Each member of the Controlled Group is in compliance with the applicable provisions of ERISA and the Code with respect to each Plan except where such non compliance would not have a Material Adverse Effect. Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event which has or may result in any material liability has occurred with respect to any Plan, and no steps have been taken to reorganize or terminate any Single Employer Plan. No member of the Controlled Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Single Employer Plan or Multiemployer Plan, or made any amendment to any Plan, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any material, actual liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

     5.10 Accuracy of Information. No information, exhibit or report furnished by the Company or any of its Subsidiaries in writing to the Agent or to any Lender in connection with the negotiation of the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, as of the date thereof.

     5.11 Regulations T, U and X. Margin Stock constitutes less than 25% of those assets of the Company and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder and the Company and its Subsidiaries are in compliance with Section 6.2.

     5.12 Compliance With Laws. The Company and its Subsidiaries have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property if failure to comply could reasonably be expected to have a Material Adverse Effect.

     5.13 Plan Assets; Prohibited Transactions. The Company and its Significant Subsidiaries have not engaged in any prohibited transaction within the meaning of Section 4.06 of ERISA or Section 4975 of the Code which could result in any material liability; and neither the execution of this Agreement nor the making of Credit Extensions (assuming that the Lenders do not fund any of the Credit Extensions with any "plan assets" as defined in ERISA) hereunder give rise to a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or
Section 4975 of the Code.

     5.14 Environmental Matters. In the ordinary course of its business, the officers of the Company consider the effect of Environmental Laws on the business of the Company and its

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

Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to the Company and its Subsidiaries due to Environmental Laws. On the basis of this consideration, the Company has reasonably concluded that Environmental Laws cannot reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Significant Subsidiaries has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

     5.15 Investment Company Act. No Borrower is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     5.16 Public Utility Holding Company Act. No Borrower is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     5.17    Foreign Subsidiary Borrowers.

             (a) Each Foreign Subsidiary Borrower is a direct or indirect Wholly-Owned Subsidiary of the Company (excluding director qualifying shares); and

             (b) Each Foreign Subsidiary Borrower will have, upon becoming a party hereto, all right and authority to enter into this Agreement and each other Loan Document to which it is a party, and to perform all of its obligations under this and each other Loan Document to which it is a party; all of the foregoing actions will have been taken prior to any request for Loans by such Borrower, duly authorized by all necessary action on the part of such Borrower, and when such Foreign Subsidiary Borrower becomes a party hereto, this Agreement and each other Loan Document to which it is a party will constitute valid and binding obligations of such Borrower enforceable in accordance with their respective terms except as such terms may be limited by the application of bankruptcy, moratorium, insolvency and similar laws affecting the rights of creditors generally and by equitable principles affecting the availability of specific performance and other remedies.

     5.18 Ownership of Properties. On the Effective Date, the Company and its Subsidiaries will have good title, free of all Liens (other than as permitted by Section 6.13), to all Property and assets reflected in the financial statements as owned by it other than defects in title which would not, individually or in the aggregate, reasonably be anticipated to result in a Material Adverse Effect.

     5.19 Reportable Transaction. Neither any Borrower nor any Subsidiary intends to treat the Advances and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event any Borrower or any Subsidiary determines to take any action inconsistent with such intention, it will promptly notify the Agent thereof.

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

                                   ARTICLE VI

                                    COVENANTS

                                   ---------

     During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

     6.1 Financial Reporting. The Company will maintain, for itself and each Subsidiary, a system of accounting enabling it to provide consolidated financial statements for the Company and each Subsidiary in accordance with Agreement Accounting Principles and furnish to the Lenders:

             (a) Within 120 days after the close of each of its fiscal years, an unqualified (except for qualifications relating to changes in accounting principles or practices reflecting changes in generally accepted accounting principles and required or approved by the Company's independent certified public accountants) audit report certified by nationally recognized independent certified public accountants certifying that the Company's consolidated financial statements are fairly stated in all material respects, in accordance with Agreement Accounting Principles for itself and the Subsidiaries, including balance sheets as of the end of such period, related income statements, and statements of cash flows.

             (b) Within 60 days after the close of the first three quarterly periods of each of its fiscal years, for itself and the Subsidiaries, consolidated unaudited balance sheets as at the close of each such period and related income statement and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by a Designated Financial Officer of the Company.

             (c) Together with the financial statements required under Sections 6.1(a) and (b), a compliance certificate in substantially the form of Exhibit F hereto signed by a Designated Financial Officer of the Company showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

             (d) As soon as possible and in any event within 5 days after (x) receipt by the Company, and (y) a determination is made by the Company concerning a Material Adverse Effect with respect thereto, a copy of (a) any notice or claim to the effect, that the Company or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Company, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Company or any of its Subsidiaries, and
     (c) any notice of occurrence of any Reportable Event, which, in each case, could reasonably be expected to have a Material Adverse Effect.

             (e) Promptly after the sending or filing thereof, copies of all forms 8K, 10-K and 10-Q which the Company files with the Securities and Exchange Commission or any successor agency thereof pertaining to the Company or any of its Subsidiaries as the issuer of securities.

             (f) Promptly, such other information respecting the business, properties, operations or condition, financial or otherwise, of the Company or any of their respective Subsidiaries as any Lender or the Agent may from time to time reasonably request.

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

     6.2 Use of Proceeds. The Company will, and will cause each Subsidiary to, use the proceeds of all Credit Extensions, to refinance existing Indebtedness, for working capital or general corporate purposes. None of the proceeds of any of the Advances made under this Agreement will be used, whether directly or indirectly, in violation of any applicable law or regulation, including without limitation Regulations T, U or X, or to purchase or carry any Margin Stock.

     6.3 Notice of Default. The Company will give prompt notice in writing to the Agent of the occurrence of any Default or Unmatured Default known to it or which in the exercise of reasonable and customary diligence it should have known.

     6.4 Conduct of Business. The Company will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same or similar fields of enterprise as it is presently conducted and to do all things necessary to remain duly incorporated, validly existing and in good standing in its jurisdiction of organization (subject to Section 6.11) and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except in any such case where such failure would not reasonably be expected to have a Material Adverse Effect. Nothing in this
Section 6.4 shall prohibit geographic expansion within substantially the same or similar fields of enterprise.

     6.5 Taxes. The Company will, and will cause each Subsidiary to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with Agreement Accounting Principles and those which the failure to file or pay would not reasonably be expected to have a Material Adverse Effect.

     6.6 Insurance. The Company will, and will cause each Subsidiary to, maintain insurance with financially sound and reputable insurance companies (or self-insurance programs) on their Property in such amounts (with such customary deductibles, exclusions and self-insurance) and covering such risks as management of the Company reasonably considers consistent with sound business practice.

     6.7 Compliance with Laws. The Company will, and will cause each Subsidiary to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject except for such noncompliance as would not reasonably be expected to have a Material Adverse Effect.

     6.8 Maintenance of Properties. The Company will, and will cause each Subsidiary to, do all things reasonably necessary to maintain, preserve, protect and keep its material Property in good repair, working order and condition (ordinary wear and tear excepted), and make all reasonably necessary and proper repairs, renewals and replacements.

     6.9 Inspection. The Company will, and will cause each Subsidiary to, permit the Agent and upon the occurrence of a Default and during the continuation thereof the Lenders, directly or by their respective representatives and agents, to inspect (at no cost to any Borrower) any of the Property, corporate books and financial records of the Company and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Company and each Subsidiary, and to discuss the affairs, finances and accounts of the Company and each Subsidiary with, and to be advised as to the same by, their respective officers upon reasonable prior notice at such reasonable times and intervals as the Agent or any Lender, as the case may be, may designate, which times and intervals shall be reasonably acceptable to the Company; provided, however, that such examination shall exclude examination or disclosure of "personal data" within the meaning of the European Union Data Protection Directive (the "EU Directive") if such disclosure or examination would cause the Company or any Subsidiary of the Company to be in violation of the EU Directive or US-EU Safe Harbor Data Privacy Arrangements issued pursuant to the EU Directive.

     6.10 Merger. The Company will not, nor will it permit any Subsidiary to, merge or consolidate with or into any other Person, except that, provided no Default or Unmatured Default shall have occurred and be continuing or would result therefrom, (a) the Company may merge or consolidate with any other person so long as the Company is the surviving corporation with voting control of the surviving corporation and the merger is otherwise permitted pursuant to Section 6.12, (b) a Subsidiary may merge into the Company or a Wholly-Owned Subsidiary or (c) a Wholly-Owned Subsidiary may merge with and into any other Person so long as after giving effect to such merger, such other Person shall be controlled by the Company or a Subsidiary of the Company.

     6.11 Sale of Assets. The Company will not, nor will it permit any Subsidiary to, lease, sell or otherwise dispose of its Property, to any other Person, (other than the Company or any Guarantor), except:

             (a) leases, sales or other dispositions to majority-owned or controlled Subsidiaries subject to the terms of Section 6.14.

             (b) any transfer of an interest in accounts or notes receivable and related assets as part of a Qualified Receivables Transaction.

             (c) leases, sales (including sale leasebacks) or other dispositions of its Property in addition to those described in clauses (a) and (b) above so long as the aggregate value of assets leased, sold or disposed of in any one transaction does not exceed 15% of the consolidated Net Worth of the Company and its Subsidiaries at the time of such transaction.

             (d) sales or dispositions of worn out or obsolete equipment and other fixed assets.

             (e) exchanges of real property for other real property of substantially similar value on fair and reasonable terms applicable to an arm's length transaction.

Notwithstanding anything in this Section 6.11 to the contrary, no such leases, sales or other dispositions of property may be made if any Default has occurred and is continuing.

     6.12 Investments and Acquisitions. The Company will not, nor will it permit any Subsidiary to, make or suffer to exist any Investments (including without limitation, loans and advances to, and other Investments in, Subsidiaries which are not Wholly-Owned Subsidiaries), or commitments therefore, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, or make any Acquisition of any Person, except:

             (a) The Company or any of its Subsidiaries may invest in cash and cash equivalents having a maturity of not more than one year from the date of acquisition and, if rated, having a rating of at least A-2 or the equivalent thereof by S & P or at least P-2 or the equivalent thereof by Moody's.

             (b) The Company and its Subsidiaries may acquire and hold receivables owing to them in the ordinary course of business and payable or dischargeable in accordance with customary trade terms.

             (c) Loans and advances to employees for business-related travel expenses, moving expenses and other similar expenses, in each case incurred in the ordinary course of business shall be permitted.

             (d) Investments in majority-owned or controlled Subsidiaries.

             (e) Investments, other than those described in clauses (a) through
     (d) above, not exceeding an aggregate amount of 10% of the consolidated Net Worth of the Company and its Subsidiary at the time of determination.

     6.13 Liens and Subsidiary Indebtedness. The Company will not, nor will it permit any Subsidiary to, create, incur, or suffer to exist any Lien in, of or on the Property of the Company or any of its Subsidiaries and the Company will not permit any Subsidiary to create, incur or suffer to exist any Indebtedness, except:

             (a) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with Agreement Accounting Principles shall have been set aside on its books.

             (b) Liens imposed by law, such as carriers', warehousemen's, landlord's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 90 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books.

             (c) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation.

             (d) Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Company or the Subsidiaries.

             (e) Liens granted by any Subsidiary in favor of the Company or any other Subsidiary.

             (f) Any interest or title of a lessor in the property subject to any Capitalized Lease Obligation or Operating Lease.

             (g) Any Lien created to secure payment of a portion of the purchase price of, or existing at the time of acquisition of, any tangible fixed asset acquired by the Company or any of its Subsidiaries may be created or suffered to exist upon such fixed asset if the outstanding principal amount of the Indebtedness secured by such Lien does not at any time exceed the purchase price paid by the Company or such Subsidiary for such fixed asset; provided that such

     Lien does not encumber any other asset at any time owned by the Company or such Subsidiary, and provided, further, that not more than one such Lien shall encumber such fixed asset at any one time.

             (h) Judgment or other similar Liens arising in connection with legal proceedings so long as the execution or other enforcement thereof is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings and the Company or such Subsidiary, as the case may be, has established appropriate reserves against such claims in accordance with Agreement Accounting Principles.

             (i) Indebtedness of any Subsidiary outstanding hereunder.

             (j) Indebtedness of any Subsidiary owing to the Company or any other Subsidiary.

             (k) (x) Liens encumbering Property of the Company or any Subsidiary securing Indebtedness of the Company or any Subsidiary and (y) unsecured Indebtedness of Subsidiaries, in each case, in addition to the Liens and Indebtedness described in clauses (a) through (j) above, in an aggregate amount not exceeding 25% of the consolidated Net Worth of the Company and its Subsidiaries.

     6.14 Affiliates. The Company will not, and will not permit any Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except in the ordinary course of business and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms (taken as a whole) no less favorable to the Company or such Subsidiary than the Company or such Subsidiary would obtain in a comparable arms-length transaction.

     6.15 Leverage Ratio. The Company shall not permit its Leverage Ratio to exceed 0.5 to 1.0 as of the last day of each fiscal quarter.

     6.16 Interest Coverage Ratio. The Company shall not permit its Interest Coverage Ratio to be less than 5.0 to 1.0 as of the last day of each fiscal quarter.

     6.17 Financial Contracts. The Company will not, nor will it permit any Subsidiary to, enter into any Financial Contract for speculative purposes.

                                   ARTICLE VII

                                    DEFAULTS

                                    --------

     The occurrence of any one or more of the following events shall constitute a Default:

     7.1 Any representation or warranty made by the Company or its Subsidiaries to the Lenders or the Agent in any Loan Document, in connection with any Credit Extension, or in any certificate or information delivered in writing in connection with any Loan Document shall be false in any material respect on the date as of which made and shall not be remedied within three Business Days after written notice from the Agent.

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

     7.2 Nonpayment of principal of any Loan when due, nonpayment of any Reimbursement Obligation within one Business Day after the same becomes due, or nonpayment of interest on any Loan or of any facility fee, LC Fee or any other payment obligations under any of the Loan Documents within three Business Days after the same becomes due (unless such Loan has been rolled over as provided in this Agreement).

     7.3 The breach by any Borrower of any of the terms or provisions of Sections 6.2, 6.3, 6.4, 6.5, 6.10, 6.11, 6.12, 6.13, 6.14, 6.15 or 6.16 which is not remedied within three Business Days after written notice from the Agent.

     7.4 The breach by any Borrower (other than a breach which constitutes a Default under Section 7.1, 7.2 or 7.3) of any of the terms or provisions of this Agreement or any other Loan Document which is not remedied within 30 days after written notice from the Agent.

     7.5 Failure of the Company or any of its Subsidiaries to pay when due any Indebtedness or Rate Hedging Obligations (valued by reference to the amount of the Net Mark-to-Market Exposure) aggregating in excess of $15,000,000 ("Material Indebtedness"); or the default by the Company or any of its Subsidiaries in the performance of any term, provision or condition contained in any agreement under which any such Material Indebtedness was created or is governed, or any other event shall occur or condition exist, the effect of which in the case of any such default or event is to cause, or to permit the holder or holders of such Material Indebtedness to cause, such Material Indebtedness to become due prior to its stated maturity; or any Material Indebtedness of the Company or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof; or the Company or any of its Subsidiaries shall not pay, or admit in writing its inability to pay, its debts generally as they become due.

     7.6 The Company or any of its Subsidiaries, shall (i) have an order for relief entered with respect to it under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to adjudicate it a bankrupt or insolvent entity, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts or seeking similar relief under any law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency or reorganization or relief of debtors or similar proceeding or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 7.6 or (vi) fail to contest in good faith any appointment or proceeding described in Section 7.7.

     7.7 Without its application, approval or consent, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Company or any of its Subsidiaries or any Substantial Portion of their respective Property, or a proceeding described in Section 7.6(iv) shall be instituted against the Company or any of its Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 consecutive days.

     7.8 Any court, government or governmental agency shall without appropriate compensation condemn, seize or otherwise appropriate, or take custody or control of (each a "Condemnation"), all or any portion of the Property of the Company or any of its Subsidiaries which, when taken together with all other Property of the Company and its Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such Condemnation occurs, constitutes a Substantial Portion and is reasonably likely to have a Material Adverse Effect.

     7.9 The Company or any of its Subsidiaries shall fail within 90 days to pay, bond or otherwise discharge any judgment or order for the payment of money in excess of $15,000,000, which is not stayed on appeal.

     7.10 Any member of the Controlled Group shall fail to pay when due after the expiration of any applicable grace period an amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Single Employer Plan with Unfunded Liabilities in excess of $1,000,000 (a "Material Plan") shall be filed under
Section 4041(c) of ERISA by any member of the Controlled Group, any plan administrator or any combination of the foregoing; or PBGC shall institute proceedings under which it is likely to prevail under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which causes one or more members of the Controlled Group to incur a current payment obligation in excess of $1,000,000.

     7.11    The occurrence of any Change in Control.

     7.12 Any Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or assert the invalidity or unenforceability of any Guaranty or any Guarantor denies that it has any further liability under any Guaranty to which it is a party, or gives notice to such effect.

                                  ARTICLE VIII

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES
                 ----------------------------------------------

     8.1     Acceleration; Facility LC Collateral Account.

             (a) If any Default described in Section 7.6 or 7.7 occurs, the obligations of the Lenders to make Loans hereunder and the obligation and power of the LC Issuer to issue Facility LCs shall automatically terminate and the Obligations shall immediately become due and payable without presentment, demand, protest or notice of any kind, all of which the Borrowers hereby expressly waive and without any election or action on the part of the Agent, the LC Issuer or any Lender and the Company will be and become thereby unconditionally obligated, without any further notice, act or demand, to pay to the Agent an amount in immediately available funds, which funds shall be held in the Facility LC Collateral Account, equal to the difference of (x) the amount of LC Obligations at such time, less (y) the amount on deposit in the Facility LC Collateral Account at such time which is free and clear of all rights and claims of third parties and has not been applied against the Obligations (such difference, the "Collateral Shortfall Amount")

             (b) If any Default occurs and is continuing (other than a Default described in Section 7.6 or 7.7), the Required Lenders may (a) terminate or suspend the obligations of the Lenders to make

Loans and the obligation and power of the LC Issuer to issue Facility LCs, or declare the Obligations to be due and payable, or both, whereupon (if so declared) the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrowers hereby expressly waive, and (b) upon notice to the Company and in addition to the continuing right to demand payment of all amounts payable under this Agreement, make demand on the Company to pay, and the Company will, forthwith upon such demand and without any further notice or act, pay to the Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

                  (i) If at any time while any Default is continuing, the Agent determines that the Collateral Shortfall Amount at such time is greater than zero, the Agent may make demand on the Company to pay, and the Company will, forthwith upon such demand and without any further notice or act, pay to the Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

                  (ii) The Agent may at any time or from time to time after funds are deposited in the Facility LC Collateral Account, apply such funds to the payment of the Obligations owing under this Agreement and any other amounts as shall from time to time have become due and payable by the Company to the Lenders or the LC Issuer under the Loan Documents.

                  (iii) At any time while any Default is continuing, neither the Company nor any Person claiming on behalf of or through the Company shall have any right to withdraw any of the funds held in the Facility LC Collateral Account. After all of the Obligations owing under this Agreement have been indefeasibly paid in full and the Aggregate Commitment has been terminated, any funds remaining in the Facility LC Collateral Account shall be returned by the Agent to the Company or paid to whomever may be legally entitled thereto at such time.

                  (iv) After acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans and the obligation and power of the LC Issuer to issue Facility LCs hereunder as a result of any Default (other than any Default as described in Section 7.6 or 7.7 with respect to any Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) may direct the Agent and upon such direction the Agent shall, by notice to the Company, rescind and annul such acceleration and/or termination.

     8.2     Amendments.

     8.2.1 Subject to the provisions of this Article VIII, the Required Lenders (or the Agent with the consent in writing of the Required Lenders) and the Borrowers may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrowers hereunder or waiving any Default hereunder; provided however, that no such supplemental agreement shall, without the consent of all of the Lenders:

             (a) Extend the final maturity of any Loan, or extend the expiry date of any Facility LC to a date after the Facility Termination Date or postpone any regularly scheduled payment of principal of any Loan or forgive all or any portion of the principal amount thereof or any Reimbursement Obligation related thereto, or reduce the rate or extend the time of payment of interest or fees thereon or Reimbursement Obligation related thereto.

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

             (b) Reduce the percentage specified in the definition of Required Lenders.

             (c) Extend the Facility Termination Date, or reduce the amount or extend the payment date for, the mandatory payments required under Section 2.7, or increase the amount of any Commitment of any Lender hereunder or the Aggregate Revolving Credit Commitments or the Aggregate Commitments (other than any increase in accordance with Section 2.1(d) or 2.1(g)), or permit any Borrower to assign its rights under this Agreement.

             (d) Amend this Section 8.2.1.

             (e) Release any Borrower or any Guarantor.

     8.2.2 In addition to amendments effected pursuant to the foregoing, the Schedules may be amended as follows:

             (a) Schedule 1.1(b) will be amended to add Subsidiaries of the Company as additional Foreign Subsidiary Borrowers upon (A) execution and delivery by the Company, any such Foreign Subsidiary Borrower and the Agent, of a Joinder Agreement providing for any such Subsidiary to become a Foreign Subsidiary Borrower, (B) delivery to the Agent of (a) such other documents with respect thereto as the Agent shall reasonably request and (b) the written approval of the Agent in its sole discretion.

             (b) Schedule 1.1(b) will be amended to remove any Subsidiary as a Foreign Subsidiary Borrower upon (A) written notice by the Company to the Agent to such effect and (B) repayment in full of all outstanding Loans of such Foreign Subsidiary Borrower.

             (c) Schedule 2.16 may be amended, modified, supplemented or replaced from time to time with the consent of the Swing Line Lender and the Company.

     8.2.3 No modification or waiver of any provision of this Agreement relating to the Agent shall be effective without the written consent of the Agent, no amendment of any provision relating to the Swing Line Lender shall be effective without the written consent of the Swing Line Lender and no amendment of any provision relating to the LC Issuer shall be effective without the written consent of the LC Issuer. The Agent may waive payment of the fee required under
Section 13.3.2 without obtaining the consent of any other party to this Agreement. Notwithstanding anything herein to the contrary, any Defaulting Lender shall not be entitled to vote (whether to consent or to withhold its consent) with respect to any amendment, modification, termination or waiver and, for purposes of determining the Required Lenders, the Commitments and the Loans of such Defaulting Lender shall be disregarded and the Agent shall have the ability, but not the obligation, to replace any such Defaulting Lender with another lender or lenders.

     8.3 Preservation of Rights. No delay or omission of the Lenders, the LC Issuer or the Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Credit Extension notwithstanding the existence of a Default or the inability of the Borrowers to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agent, the LC Issuer and the Lenders until the Obligations have been paid in full.

                                   ARTICLE IX

                                    GUARANTEE

                                    ---------

     9.1     Guarantee.

             (a) The Company hereby unconditionally and irrevocably guarantees to the Agent and the Lenders and their respective successors, endorsees, transferees and assigns, the prompt and complete payment and performance by the Foreign Subsidiary Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

             (b) The Company further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Agent, or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Company under this Section. This Section shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrowers may be free from any Obligations.

             (c) No payment or payments made by any Borrower or any other Person or received or collected by the Agent or any Lender from any Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Company hereunder which shall, notwithstanding any such payment or payments, remain liable hereunder for the Obligations until the Obligations are paid in full and the Commitments are terminated.

             (d) The Company agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent or any Lender on account of its liability under this Section, it will notify the Agent and such Lender in writing that such payment is made under this Section for such purpose.

     9.2 No Subrogation. Notwithstanding any payment or payments made by the Company hereunder, or any set-off or application of funds of the Company by the Agent or any Lender, the Company shall not be entitled to be subrogated to any of the rights of the Agent or any Lender against the Borrowers or against any collateral security or guarantee or right of offset held by the Agent or any Lender for the payment of the Obligations, nor shall the Company seek or be entitled to seek any contribution or reimbursement from the Borrowers in respect of payments made by the Company hereunder, until all amounts owing to the Agent and the Lenders by the Borrowers on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to the Company on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Company in trust for the Agent and the Lenders, segregated from other funds of the Company, and shall, forthwith upon receipt by the Company, be turned over to the Agent in the exact form received by the Company (duly endorsed by the Company to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Agent may determine. The provisions of this paragraph shall survive the termination of this Agreement and the payment in full of the Obligations and the termination of the Commitments.

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

     9.3 Amendments, etc. with respect to the Obligations; Waiver of Rights. The Company shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Company, and without notice to or further assent by the Company, any demand for payment of any of the Obligations made by the Agent or any Lender may be rescinded by such Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Lender, and any Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the provisions thereof as the Agent (or the requisite Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Agent or any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Agreement or any property subject thereto. When making any demand hereunder against the Company, the Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Borrowers or any other guarantor, and any failure by the Agent or any Lender to make any such demand or to collect any payments from the Borrowers or any such other guarantor or any release of the Borrowers or such other guarantor shall not relieve the Company of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or any Lender against the Company. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     9.4 Guarantee Absolute and Unconditional. The Company waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Lender upon this Agreement or acceptance of this Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Agreement; and all dealings between the Borrowers and the Company, on the one hand, and the Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrowers and the Company with respect to the Obligations. This Article IX shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of this Agreement, any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance by the Borrowers) which may at any time be available to or be asserted by the Borrowers against the Agent or any Lender, or
(c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrowers or the Company) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrowers for the Obligations, or of the Company under this Section 9.4, in bankruptcy or in any other instance (other than a defense of payment or performance by the Borrowers). When pursuing its rights and remedies hereunder against the Company, the Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrowers or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Borrowers or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrowers or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Company of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or any Lender against the Company. This Article IX shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Company and its successors and assigns, and shall inure to the benefit of the Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Company under this Agreement shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of this Agreement the Borrowers may be free from any Obligations.

     9.5 Reinstatement. This Article IX shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or Trustee or similar officer for, any Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

     9.6 Payments. The Company hereby agrees that all payments required to be made by it hereunder will be made to the Agent without set-off or counterclaim in accordance with the terms of the Obligations, including, without limitation, in the currency in which payment is due.

                                    ARTICLE X

                               GENERAL PROVISIONS

                               ------------------

     10.1 Survival of Representations. All representations and warranties of the Borrowers contained in this Agreement shall survive delivery of the Loan Documents and the making of the Credit Extensions herein contemplated.

     10.2 Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, neither the LC Issuer nor any Lender shall be obligated to extend credit to a Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

     10.3 Taxes. Subject to any limitations set forth in Section 3.6, any taxes (excluding income taxes and franchise taxes (imposed in lieu of income taxes) imposed on the Agent or any Lender as a result of a present or former connection between the Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document)) or other similar assessments or charges made by any governmental or revenue authority in respect of the Loan Documents shall be paid by the Company, together with interest and penalties, if any.

     10.4 Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

     10.5 Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Borrowers, the Agent, the LC Issuer and the Lenders and supersede all prior agreements and understandings among the Borrowers, the Agent, the LC Issuer and the Lenders relating to the subject matter thereof other than any fee letters among any Borrowers and any of the Agent or

Arranger and any other agreements of any of the Borrowers with the Agent which survive the execution of the Loan Documents.

     10.6 Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

     10.7    Expenses; Indemnification.

             (a) The Borrowers shall reimburse on demand the Agent and the Arranger for any reasonable costs, and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Agent) paid or incurred by the Agent or the Arranger in connection with the preparation, negotiation, execution, delivery, syndication, review, amendment, modification, and administration of the Loan Documents. The Borrowers also agree to reimburse on demand the Agent, the LC Issuer, the Arranger and the Lenders for any reasonable costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Agent, the LC Issuer, the Arranger and the Lenders, which attorneys may be employees of the Agent, the LC Issuer, the Arranger or the Lenders) paid or incurred by the Agent, the LC Issuer, the Arranger or any Lender in connection with the collection and enforcement of the Loan Documents. The Borrowers acknowledge and agree that from time to time the Agent may prepare and may distribute to the Lenders (but shall have no obligation or duty to prepare or to distribute to the Lenders) certain audit reports (the "Reports") pertaining to any Borrower's and Guarantors' assets for internal use by the Agent from information furnished to it by or on behalf of the Borrowers, after the Agent has exercised its rights of inspection pursuant to this Agreement; provided that, if any Lender requests copies of any future similar Reports which the Agent has prepared, then the Agent will provide such reports to such Lender provided that such Lender has executed an indemnity agreement acceptable to the Agent.

             (b) The Borrowers hereby further agree to indemnify the Agent, the LC Issuer, the Arranger and each Lender, and their respective directors, officers, employees and advisors against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent, the LC Issuer, the Arranger or any Lender is a party thereto) which any of them may pay or incur at any time arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Credit Extension hereunder except to the extent that they are determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the party seeking indemnification. The obligations of the Borrowers under this Section 10.7 shall survive the termination of this Agreement.

     10.8 Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Agent with sufficient counterparts so that the Agent may furnish one to each of the Lenders.

     10.9 Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles. For purposes of Article VI (including any baskets or limitations expressed in U.S. Dollars therein) of this Agreement, any Indebtedness, Investment or other amount made or incurred in any currency other than U.S. Dollars shall be deemed to be the U.S. Dollar Equivalent thereof.

     10.10 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

     10.11 Nonliability of Lenders. The relationship between the Borrowers and the Lenders and the Agent shall be solely that of borrower and lender. Neither the Agent, the LC Issuer nor any Lender shall have any fiduciary responsibilities to any Borrower. Neither the Agent, the LC Issuer nor any Lender undertakes any responsibility to any Borrower to review or inform any Borrower of any matter in connection with any phase of such Borrower's business or operations. Each Borrower agrees that neither the Agent, the LC Issuer nor any Lender shall have liability to any Borrower (whether sounding in tort, contract or otherwise) for losses suffered by any Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined by a court of competent jurisdiction in a final and non-appealable order that such losses resulted from the gross negligence or willful misconduct of, or violation of applicable laws or any of the Loan Documents by, the party from which recovery is sought. Neither the Agent, the LC Issuer nor any Lender shall have any liability with respect to, and each Borrower hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages suffered by the Borrowers in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

     10.12 Confidentiality. Each Lender agrees to hold any confidential information which it may receive from any Borrower pursuant to this Agreement in confidence, and will not disclose or use for any purpose other than its credit evaluation under this Agreement such confidential information, except for disclosure: (i) to any Transferee or prospective Transferee to the extent provided in Section 13.4; (ii) to any affiliate of such Lender, or any officer, director, employee or agent of such affiliate; provided, that such affiliate agrees to hold any confidential information which it may receive in confidence and not to disclose or use such confidential information for any purpose other than to assist the lender in its credit evaluation under this Agreement; (iii) to legal counsel, accountants and other professional advisors to that Lender (or such affiliate thereof) to the extent necessary to advise that Lender (or such affiliate thereof) concerning its rights or obligations in respect of this Agreement; provided, that such professional advisor agrees to hold any confidential information which it may receive in confidence and not to disclose or use such confidential information for any purpose other than advising that Lender with respect to its rights and obligations under this Agreement; (iv) to regulatory officials to the extent required by applicable law, rule, regulations, order, policy or directive (whether or not any such policy or directive has the force of law); (v) pursuant to any order of any court, arbitrator or Governmental Authority of competent jurisdiction (or as otherwise required by law); provided, however, that the Lender (or other Person given confidential information by such Lender) shall provide the Company with prompt notice of any such required disclosure so that the Company may seek a protective order or other appropriate remedy, unless such notice is prohibited under applicable law, and in the event that such protective order or other remedy is not obtained, such Lender (or such other Person) will furnish only that portion of the confidential information which is legally required, and (vi) to the extent reasonably necessary in connection with the exercise of any remedy under this Agreement or any other Loan Document. Previously confidential information that is or becomes available to the public or becomes available to such Lender other than as a result of disclosure by (i) any Lender prohibited by this Agreement or (ii) any person to whom a Lender is permitted to disclose such information under

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

obligation of confidentiality as provided in this Section 10.12, shall no longer be subject to the confidentiality provisions of this Section 10.12. Notwithstanding anything herein to the contrary, confidential information shall not include, and the Agent and each Lender (and each employee, representative or other agent of the Agent and any Lender for so long as they remain an employee, representative or other agent) may disclose to any and all Persons, without limitation of any kind, the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are or have been provided to the Agent or any Lender relating to such "tax treatment" or "tax structure"; provided that with respect to any document or similar item that in either case contains information concerning the "tax treatment" or "tax structure" of the transactions contemplated hereby as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the "tax treatment" or "tax structure" of the transactions contemplated hereby.

     10.13 Nonreliance. Each Lender hereby represents that it is not relying on or looking to any Margin Stock for the repayment of the Credit Extensions provided for herein.

                                   ARTICLE XI

                                    THE AGENT

                                    ---------

     11.1 Appointment; Nature of Relationship. Bank One is hereby appointed by the Lenders as the Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Agent agrees to act as such contractual representative upon the express conditions contained in this Article
XI. Notwithstanding the use of the defined term "Agent," it is expressly understood and agreed that the Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, the Agent (i) does not hereby assume any fiduciary duties to any of the Lenders, (ii) is a "representative" of the Lenders within the meaning of Section 9-105 of the Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against the Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

     11.2 Powers. The Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall not have any implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Agent.

     11.3 General Immunity. Neither Agent nor any of its directors, officers, agents or employees shall be liable to the Borrowers, the Lenders or any Lender for (a) any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person; or (b) any determination by the Agent that compliance with any law or any governmental or

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

quasi-governmental rule, regulation, order, policy, guideline or directive (whether or not having the force of law) requires the Advances and Commitments hereunder to be classified as being part of a "highly leveraged transaction".

     11.4 No Responsibility for Loans, Recitals, etc. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (iii) the satisfaction of any condition specified in Article IV; (iv) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (v) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; (vi) the existence or possible existence of any Default or Unmatured Default; or (vii) the financial condition of any Borrower or Guarantor or any of their respective Subsidiaries. The Agent shall not have any duty to disclose to the Lenders information that is not required to be furnished by the Borrowers to such Agent at the time, but is voluntarily furnished by the Borrowers to the Agent (either in its capacity as the Agent or in its individual capacity).

     11.5 Action on Instructions of Lenders. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders (or all Lenders if required under Section 8.2.1), and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of the Obligations. The Lenders hereby acknowledge that the Agent shall not be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

     11.6 Employment of Agents and Counsel. The Agent may execute any of its duties as Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Agent and the Lenders and all matters pertaining to the Agent's duties hereunder and under any other Loan Document.

     11.7 Reliance on Documents; Counsel. The Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.

     11.8 Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify (to the extent not reimbursed by a Borrower and without limiting the obligation of any Borrower to do so) the Agent ratably in proportion to the U.S. Dollar Equivalent of their respective Commitments (or, if the Commitments have been terminated, in proportion to the U.S. Dollar Equivalent of their respective Commitments immediately prior to such termination) (i) for any amounts not reimbursed by the Company for which the Agent is entitled to reimbursement by the Company or the

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

other Borrowers under the Loan Documents, (ii) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents, and
(iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Agent. The obligations of the Lenders under this Section 11.8 shall survive payment of the Obligations and termination of this Agreement.

     11.9 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless the Agent has received written notice from a Lender or a Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders.

     11.10 Rights as a Lender. In the event the Agent is a Lender, the Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not an Agent, and the term "Lender" or "Lenders" shall, at any time when the Agent is a Lender, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Company or any of its Subsidiaries in which the Company or such Subsidiary is not restricted hereby from engaging with any other Person.

     11.11 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent, the Arranger or any other Lender and based on the financial statements prepared by the Borrowers and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, the Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

     11.12 Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and the Company, such resignation to be effective upon the appointment of a successor Agent or, if no such successor Agent has been appointed, forty-five days after the retiring Agent gives notice of its intention to resign. The Agent may be removed at any time with or without cause by written notice received by the Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrowers and the Lenders, a successor Agent to such Agent. If no such successor Agent shall have been so appointed by the Required Lenders within thirty days after such resigning Agent's giving notice of its intention to resign, then such resigning Agent may appoint, on behalf of the Company and the Lenders, a successor Agent for itself. If the Agent has resigned or been removed and no successor Agent has been appointed, the Lenders may perform all the duties of the Agent hereunder and the Company shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such

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

successor Agent shall be a commercial bank having capital and retained earnings of at least $500,000,000. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Agent. Upon the effectiveness of the resignation or removal of the Agent, the resigning or removed Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation or removal of an Agent, the provisions of this Article XI shall continue in effect for the benefit of the Agent in respect of any actions taken or omitted to be taken by it while it was acting as an Agent hereunder and under the other Loan Documents.

     11.13 Delegation to Affiliates. The Borrowers and the Lenders agree that the Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver, and other protective provisions to which the Agent is entitled under Articles X and XI.

     11.14 Arranger. Each Lender and Borrower acknowledges and agrees that the Arranger, in such capacity, shall not have any duties or responsibilities, nor incur any liabilities, under this Agreement or the other Loan Documents in its capacity as such.

                                   ARTICLE XII

                        SETOFF; ADJUSTMENTS AMONG LENDERS

                        ---------------------------------

     12.1 Setoff. In addition to, and without limitation of, any rights of the Lenders under applicable law, if any Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender or any Affiliate thereof to or for the credit or account of any Borrower may be offset and applied toward the payment of the Obligations owing to such Lender by such Borrower pursuant to this Agreement.

     12.2 Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it upon its Outstanding Credit Exposure to a Borrower (other than payments received pursuant to Section 3.1, 3.2, 3.4, 3.6 or 10.7) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Aggregate Outstanding Credit Exposure to such Borrower held by the other Lenders so that after such purchase each Lender will hold its Pro Rata Share of Aggregate Outstanding Credit Exposure to such Borrower. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their respective Pro Rata Share of the Aggregate Outstanding Credit Exposure. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

                                  ARTICLE XIII

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                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS
                -------------------------------------------------

     13.1 Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrowers and the Lenders and their respective successors and assigns, except that (i) the Borrowers shall not have the right to assign their rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with
Section 13.3. Notwithstanding clause (ii) of this Section, any Lender may at any time, without the consent of the Borrowers or the Agent, assign all or any portion of its rights under this Agreement, and the Loan Documents to a Federal Reserve Bank; provided, however, that no such assignment to a Federal Reserve Bank shall release the transferor Lender from its obligations hereunder. The Agent may treat the payee of any Loan Document as the owner thereof for all purposes hereof unless and until such payee complies with Section 13.3 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Agent. Any assignee or transferee of any of the Advances or a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of any of the Advances or a holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

     13.2    Participations.

     13.2.1 Permitted Participants; Effect. Subject to Section 13.4, any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Outstanding Credit Exposure of such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of its Outstanding Credit Exposure or Note for all purposes under the Loan Documents, all amounts payable by the Borrowers under this Agreement shall be determined as if such Lender had not sold such participating interests (including without limitation payments with respect to Non-Excluded Taxes), and the Borrowers and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

     13.2.2 Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Credit Extension or Commitment in which such Participant has an interest which would require the consent of all Lenders under
Section 8.2.1.

     13.2.3 Benefit of Setoff. The Borrowers agree that each Participant shall be deemed to have the right of setoff provided in Section 12.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents and any such setoff shall be applied to the Obligations, provided that each Lender shall retain the right of setoff provided in Section 12.1 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 12.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 12.2 as if each Participant were a Lender.

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

     13.3    Assignments.

     13.3.1 Permitted Assignments. Subject to Section 13.4 and the further provisions of this Section 13.3, any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks, finance companies, insurance companies or other financial institutions or funds that are engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business or, any other entity ("Purchasers") all or any part of its rights and obligations under the Loan Documents. Such assignment shall be substantially in the form of Exhibit G hereto (an "Assignment") or in such other form as may be agreed to by the parties thereto. The consent of the Agent, the LC Issuer and the Company shall be required prior to an assignment becoming effective, which consent shall not be unreasonably withheld or delayed; provided, that, the consent of the Company shall not be required during the continuance of any Default. Each such assignment shall be in an amount not less than the lesser of (i) $5,000,000 (or its U.S. Dollar Equivalent), or (ii) the remaining amount of the assigning Lender's Commitment (calculated as at the date of such assignment). No Assignment shall be permitted by a Lender that has any Alternate Currency Commitment unless (i) the assignee agrees to assume the entire obligation of the assignor to make Alternate Currency Loans and agrees to assume all outstanding Alternate Currency Loans and (ii) such assumptions by the assignee do not result in any Borrower being required to make additional payments to any Lender under this Agreement.

     13.3.2 Effect; Effective Date. Upon (i) delivery to the Agent of a notice of assignment, substantially in the form attached as Exhibit I to Exhibit G hereto (a "Notice of Assignment"), together with any consents required by
Section 13.3.1, and (ii) payment of a $3,500 fee to the Agent for processing such assignment (provided that such fee shall not be required if such assignment is to an existing Lender or an Affiliate thereof), such assignment shall become effective on the effective date specified in such Notice of Assignment. The Notice of Assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Outstanding Credit Exposure under the applicable assignment agreement are "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Company, the Lenders or the Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitments and Outstanding Credit Exposure assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 13.3.2, the transferor Lender, the Agent and the Company shall make appropriate arrangements so that replacement Notes, if applicable, are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

     13.4 Dissemination of Information. Each Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Company and its Subsidiaries, provided that each Transferee and prospective Transferee agrees to be bound by Section 10.12.

     13.5 Tax Treatment. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof (in the case of a Transferee which is a Lender to the Company), or of the jurisdiction in which a Foreign

Subsidiary Borrower is located (in the case of a Trustee which is a Lender to such Foreign Subsidiary Borrower), the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.6. No interest in a Loan may be transferred to any Person if as a consequence of such transfer any Borrower shall be required to make additional payments to any Lender under this Agreement.

                                   ARTICLE XIV

                                     NOTICES

                                     -------

     14.1 Notices. Except as otherwise permitted by Article II with respect to borrowing notices, all notices, requests and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of a Borrower or the Agent, at its address or facsimile number set forth on the signature pages hereof, (y) in the case of any Lender, at its address or facsimile number on the signature pages hereto or otherwise established pursuant to an Assignment or (z) in the case of any party, such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Agent and the Borrowers. Each such notice, request or other communication shall be effective
(i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under Article II shall not be effective until received.

     14.2 Change of Address. Any Borrower, the Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto, which change shall be effective seven (7) days after receipt.

                                   ARTICLE XV

                                  COUNTERPARTS

                                  ------------

     This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrowers, the Agent, the LC Issuer and the Lenders and each party has notified the Agent by facsimile or telephone, that it has taken such action.

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

                                   ARTICLE XVI

                     CHOICE OF LAW, CONSENT TO JURISDICTION,

                     WAIVER OF JURY TRIAL, JUDGMENT CURRENCY

                     ---------------------------------------

     16.1 CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF MICHIGAN, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     16.2 WAIVER OF JURY TRIAL. EACH BORROWER, THE AGENT, THE LC ISSUER AND EACH LENDER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

     16.3    Submission To Jurisdiction; Waivers.

             (a) Each Borrower hereby irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of any United States federal or Michigan state court sitting in Detroit, Michigan and appellate courts from any thereof;

                  (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Company or such Foreign Subsidiary Borrower, as the case may be, at the address specified in Section 14.1, or at such other address of which the Agent shall have been notified pursuant thereto;

                  (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

             (b) Each Foreign Subsidiary Borrower hereby irrevocably appoints the Company as its agent for service of process in any proceeding referred to in
Section 16.3(a) and agrees that service of process in any such proceeding may be made by mailing or delivering a copy thereof to it care of

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

Company at its address for notices set forth in Section 14.1.

     16.4 Acknowledgments. Each Borrower hereby acknowledges that:

             (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

             (b) none of the Agent or any Lender has any fiduciary relationship with or duty to such Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Agent and the Lenders, on the one hand, and the Borrowers, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

             (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrowers and the Lenders.

     16.5 Power of Attorney. Each Foreign Subsidiary Borrower hereby grants to the Company an irrevocable power of attorney to act as its attorney-in-fact with regard to matters relating to this Agreement and each other Loan Document, including, without limitation, execution and delivery of any amendments, supplements, waivers or other modifications hereto or thereto, receipt of any notices hereunder or thereunder and receipt of service of process in connection herewith or therewith. Each Foreign Subsidiary Borrower hereby explicitly acknowledges that the Agent and each Lender have executed and delivered this Agreement and each other Loan Document to which it is a party, and has performed its obligations under this Agreement and each other Loan Document to which it is a party, in reliance upon the irrevocable grant of such power of attorney pursuant to this subsection. The power of attorney granted by each Foreign Subsidiary Borrower hereunder is coupled with an interest.

     16.6    Judgment.

             (a) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so under applicable law, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the first currency with such other currency in the city in which it normally conducts its foreign exchange operation for the first currency on the Business Day preceding the day on which final judgment is given.

             (b) The obligation of each Borrower in respect of any sum due from it to any Lender hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by such Lender of any sum adjudged to be so due in the Judgment Currency such Lender may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency; if the amount of Agreement Currency so purchased is less than the sum originally due to such Lender in the Agreement Currency, such Borrower agrees notwithstanding any such judgment to indemnify such Lender against such loss, and if the amount of the Agreement Currency so purchased exceeds the sum originally due to any Lender, such Lender agrees to remit to such Borrower such excess.

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

     IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have executed this Agreement as of the date first above written.

                                          KELLY SERVICES, INC.


                                          By:      /s/  William K. Gerber
                                             -----------------------------------
                                          Print Name: William K. Gerber
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                          999 West Big Beaver Road
                                          Troy, Michigan  48084

                                          Attention:  Chief Financial Officer

                                          BUSINESS TREND (SINGAPORE) PTE LTD.


                                          By:       /s/  William K. Gerber
                                             -----------------------------------
                                          Print Name: William K. Gerber
                                          Title: Director

                                          999 West Big Beaver Road
                                          Troy, Michigan  48084

                                          Attention:  Director

                                          BANK ONE, NA, as Agent and as a Lender


                                          By:        /s/  Mike Kelly

                                             -----------------------------------
                                          Print Name: Mike Kelly
                                          Title: Associate Director

                                          1 Bank One Plaza
                                          Chicago, Illinois  60670

                                          Attention:  Suzanne Ergastolo
                                                      Mail Code IL1 0364

                                          KEYBANK, NATIONAL ASSOCIATION


                                          By:      /s/  W. Robert Perkins
                                             -----------------------------------
                                          Print Name: W. Robert Perkins
                                          Title: Vice President

                                          127 Public Square
                                          Cleveland, OH 44114

                                          Attention: W. Robert Perkins


                                          PNC BANK, NATIONAL ASSOCIATION


                                          By:       /s/  Luke McElhinny

                                             -----------------------------------
                                          Print Name: Luke McElhinny
                                          Title: Assistant Vice President

                                          One PNC Plaza
                                          249 Fifth Avenue
                                          Pittsburgh, PA 15222

                                          Attention:  Philip Liebscher

                                          COMERICA BANK


                                          By:      /s/  James B. Haeffner
                                             -----------------------------------
                                          Print Name: James B. Haeffner
                                          Title: First Vice President

                                          500 Woodward Ave. - M.C. 3269
                                          Detroit, MI 48226

                                          Attention:  Kathleen M. Kasperek

                                          JPMORGAN CHASE BANK


                                          By:       /s/  Beth Grossman

                                             -----------------------------------
                                          Print Name: Beth Grossman
                                          Title: Vice President

                                          227 West Monroe
                                          28/th/ Floor
                                          Chicago, Illinois 60606

                                          Attention:  Michael Geroux

                                          THE BANK OF TOKYO - MITSUBISHI,
                                          LTD., CHICAGO BRANCH


                                          By:     /s/  Shinichiro Munechika

                                             -----------------------------------
                                          Print Name: Shinichiro Munechika
                                          Title: Deputy General Manager

                                          227 W. Monroe Street, Suite 2300
                                          Chicago, IL 60606

                                          Attention: Thomas Denio

                                          THE NORTHERN TRUST COMPANY


                                          By:      /s/  Gregg M. Lunceford
                                             -----------------------------------
                                          Print Name: Gregg M. Lunceford
                                          Title: Vice President

                                          50 South LaSalle
                                          Chicago, Illinois  60675

                                          Attention: Gregg M. Lunceford

                                          ROYAL BANK OF CANADA


                                          By:         /s/  Chris Abe

                                             -----------------------------------
                                          Print Name: Chris Abe
                                          Title: Manager

                                          245 Ouellette
                                          2/nd/ Floor
                                          Windsor, Ontario, Canada

                                          Attention:
                                                    ----------------------------


                                          THE ROYAL BANK OF SCOTLAND PLC


                                          By:        /s/  Alan R. Peploe
                                             -----------------------------------
                                          Print Name: Alan R. Peploe
                                          Title: Vice President

                                          101 Park Avenue
                                          New York, New York  10178

                                          Attention:  Julian Dakin

                                          U.S. BANK NATIONAL ASSOCIATION

                                          By:       /s/  Joseph P. Howard
                                             -----------------------------------
                                          Print Name: Joseph P. Howard
                                          Title: Vice President

                                          One U.S. Bank Plaza
                                          SL-MO-T12M
                                          Saint Louis, MO 63101

                                          Attention: Joseph P. Howard

                                          UNICREDITO ITALIANO


                                          By:     /s/  Gianni Franco Papa
                                                    /s/  Charles Michael

                                             -----------------------------------

                                          Print Name: Gianni Franco Papa
                                          Title: SVP & General Manager

                                          Print Name: Charles Michael
                                          Title: Vice President

                                          430 Park Avenue
                                          New York, N.Y.  10022

                                          Attention:  Charles Michael

                                          WELLS FARGO BANK, N.A.


                                          By:      /s/  Melissa F. Nachman
                                             -----------------------------------
                                          Print Name: Melissa F. Nachman
                                          Title: Vice President

                                          230 West Monroe, Suite 2900
                                          Chicago, IL 60606


                                          By:        /s/  Mary D. Falck
                                             -----------------------------------
                                          Print Name: Mary D. Falck
                                          Title: Senior Vice President

                                          230 West Monroe, Suite 2900
                                          Chicago, IL 60606

                                          Attention: Mary D. Falck